                                                                     Exhibit 4.1

                      SECOND AMENDMENT AND RESTATEMENT OF

                           THE HOLLYWOOD PARK, INC.

                            401(k) INVESTMENT PLAN

                               TABLE OF CONTENTS
                               -----------------

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ARTICLE I       GENERAL DEFINITIONS..................................................................................   1
ARTICLE II      COMMITTEE AND OTHER FIDUCIARIES......................................................................   9
     2.1      Appointment of Committee...............................................................................   9
     2.2      Powers and Duties of Committee.........................................................................   9
     2.3      Direction of Trustee...................................................................................   9
     2.4      Funding Policy.........................................................................................  11
     2.5      Investment Manager.....................................................................................  12
     2.6      Organization of Committee - Allocation and Delegation of Duties........................................  12
     2.7      Duties and Relationship of Fiduciaries.................................................................  12
     2.8      Compensation and Expenses of Committee.................................................................  14
     2.9      Records of the Committee...............................................................................  14
     2.10     Resignation and Removal of Members.....................................................................  14
     2.11     Appointment of Successors..............................................................................  15
     2.12     Loans to Participants..................................................................................  15
     2.13     Indemnification........................................................................................  15
     2.14     Administrative Mistake.................................................................................  16
ARTICLE III     PARTICIPATION OF EMPLOYEES...........................................................................  17
     3.1      Who May Participate....................................................................................  17
     3.2      Breaks in Service......................................................................................  18
     3.3      Termination of Participation...........................................................................  18
     3.4      Leaves of Absence; Military Service....................................................................  18
     3.5      Committee to Determine Participants....................................................................  19
ARTICLE IV      CONTRIBUTIONS........................................................................................  19
     4.1      Employer Contributions.................................................................................  19

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     4.2      Time for Payment.......................................................................................  21
     4.3      Dollar Limit on Deferral Contributions.................................................................  21
     4.4      Actual Deferral Percentage Test........................................................................  23
     4.5      Actual Contribution Percentage Test....................................................................  25
     4.6      No Multiple Use........................................................................................  27
     4.7      Corrective Forfeiture of Regular Matching Contributions And Discretionary Matching Contributions.......  27
     4.8      Rollover Contributions.................................................................................  27
     4.9      No Voluntary Contributions.............................................................................  27
     4.10     Transfers From Other Qualified Plans...................................................................  28
     4.11     Participant Accounts...................................................................................  28
ARTICLE V       DETERMINATION AND VESTING OF EMPLOYEES' INTERESTS....................................................  29
     5.1      Allocation to Participant Accounts.....................................................................  29
     5.2      Forfeitures............................................................................................  30
     5.3      Overall Contribution Limitation........................................................................  30
     5.4      Certain Compensation...................................................................................  33
     5.5      Vesting of Participants' Interests.....................................................................  34
     5.6      Election of Former Vesting Schedule....................................................................  35
     5.7      Changes in Vesting Schedule............................................................................  35
ARTICLE VI      TOP HEAVY STATUS.....................................................................................  36
     6.1      Definitions Relating to Top Heavy Status...............................................................  36
     6.2      Determination of Top Heavy Status......................................................................  39
     6.3      Consequences of Top Heavy Status.......................................................................  40
ARTICLE VII     DISTRIBUTIONS AND WITHDRAWALS FROM THE TRUST FUND....................................................  42

                                     -ii-
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     7.1      Events Causing Distribution or Permitting Withdrawal...................................................  42
     7.2      Definitions Relating to Distributions..................................................................  42
     7.3      Information to be Furnished to Committee...............................................................  42
     7.4      Withdrawals From Rollover Contribution Accounts........................................................  43
     7.5      Form of Distribution - Transferee Plan.................................................................  43
     7.6      Disposition of Non-Vested Interests After Termination..................................................  47
     7.7      Restoration of Forfeited Amounts on Reemployment.......................................................  47
     7.8      Spendthrift Trust Provisions...........................................................................  47
     7.9      Limitation on Time of Distribution.....................................................................  48
     7.10     Withdrawals After Age 59 1/2...........................................................................  48
     7.11     Required Distributions.................................................................................  48
     7.12     Claims Procedure.......................................................................................  51
     7.13     Missing Persons........................................................................................  53
     7.14     Transfers to Other Qualified Plans.....................................................................  53
     7.15     Direct Rollovers.......................................................................................  54
     7.16     Withdrawal of Deferral Contributions on Account of Hardship............................................  54
ARTICLE VIII    CONTINUANCE AND AMENDMENT OF PLAN....................................................................  56
     8.1      Continuance of the Plan Not a Contractual Obligation of the Company....................................  56
     8.2      Continuance of Plan by Successor Business..............................................................  56
     8.3      Distribution of Trust Fund on Discontinuance of Plan...................................................  57
     8.4      Amendments.............................................................................................  57
ARTICLE IX      ADMINISTRATION OF THE TRUST FUND.....................................................................  58
     9.1      The Trust Agreement....................................................................................  58
ARTICLE X       MISCELLANEOUS........................................................................................  59

                                     -iii-
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     10.1     Right of Employer to Dismiss Employees.................................................................  59
     10.2     Benefits Provided Solely From the Trust Fund...........................................................  59
     10.3     Plan Intended to Conform to Provisions of Federal Internal Revenue Code Relative to Employees' Trusts..  59
     10.4     Amended and Successor Code or Act or Sections Thereof..................................................  59
     10.5     Context to Control.....................................................................................  59
     10.6     Gender and Number......................................................................................  60
     10.7     Service of Process.....................................................................................  60
     10.8     Governing Law..........................................................................................  60
     10.9     Adoption by Other Employers............................................................................  60
     10.10    No Reversion to Employer...............................................................................  60

                        AMENDMENT AND RESTATEMENT OF THE
                        --------------------------------
                  HOLLYWOOD PARK, INC. 401(k) INVESTMENT PLAN
                  -------------------------------------------
                          (effective January 1, 1998)
                          ---------------------------

     The undersigned, Hollywood Park, Inc., a Delaware corporation, does hereby amend and restate, in its entirety, the Hollywood Park, Inc. 401(k) Investment Plan (which shall also constitute an accident and health plan maintained by the employer for purposes of Section 105 of the Internal Revenue Code of 1986, as amended), effective January 1, 1998, as follows:

                                   ARTICLE I
                              GENERAL DEFINITIONS
                              -------------------

     When used herein, the following words shall have the following meanings:

     1.1 "Act" shall mean the Employee Retirement Income Security Act of 1974 (Public Law 93-406), all amendments thereto and all regulations issued thereunder.

     1.2 "Active Participant" shall mean any Participant who either (a) completes one thousand (1,000) or more Hours of Service in the Plan Year and is employed by the Employer on the Anniversary Date, (b) dies or suffers Total Disability during the Plan Year while employed by the Employer or (c) retires on or after his Normal Retirement Date during the Plan Year.

     1.3 "Affiliate" shall mean the Company and (a) any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company; (b) any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the
Code) with the Company; (c) any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; or (d) any other entity required to be aggregated with the Company pursuant to regulations promulgated under Section 414(o) of the Code.

     1.4  "Anniversary Date" shall mean December 31.

     1.5 "Beneficiary" means a person designated to receive a Participant's interest upon his death under Section 7.5.5(b) of Article VII.

     1.6 "Board of Directors" shall mean the Board of Directors of Hollywood Park, Inc.

     1.7 "Code" shall mean the Internal Revenue Code of 1986, all amendments thereto and all regulations issued thereunder.

     1.8 "Committee" means the Administration Committee provided for in Article II.

     1.9  "Company" shall mean Hollywood Park, Inc.

     1.10 "Compensation" means as follows:

          (a) "Compensation" means wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services rendered in the course of Employment with the Employer to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan (as described in Treasury Regulation
Section 1.62-2(c)), except that such Compensation shall include any compensation
                    ------
which is not currently includible in a Participant's income by reason of the application of Sections 402(g)(3), 125 or 457 of the Code, and except that such
                                                               ------
Compensation shall exclude the following:

               (i) employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employer, or any distributions from a plan of deferred compensation;

               (ii) amounts realized from the exercise of a nonqualifed stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

               (iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

               (iv) other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are actually excludible from the gross income of the Employee).

          (b)  Compensation for any Plan Year or Limitation Year (as defined in
Section 5.3 of Article V) shall mean the Compensation actually paid or made available during such Plan Year or Limitation Year, as the case may be, except that, for purposes of Article IV and Section 5.1 of Article V, (i) in the case of an Employee who becomes a Participant during the Plan Year, Compensation paid or made available to such Participant during the portion of the Plan Year before he became a Participant shall be disregarded, and (ii) Compensation paid or made available to a Participant after the date of termination of the Employment of such Participant by reason of death, Total Disability, retirement, or otherwise, shall be disregarded.

          (c) The annual Compensation of each Participant taken into account in determining all benefits provided under this Plan for any Plan Year shall not exceed One Hundred Sixty Thousand Dollars ($160,000.00), as adjusted for changes in the cost of living after 1998 in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year. If a determination period consists of fewer than twelve
(12) months, the annual compensation limit is an amount equal to the otherwise-applicable annual Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short determination period, and the denominator of which is the number twelve (12). If Compensation for any prior determination period is taken into account in determining a Participant's benefits for the current Plan Year, the Compensation for such prior determination period is subject to the applicable annual Compensation limit in effect for that prior period. For this purpose, in determining benefits in Plan Years beginning on or after January 1, 1989, the annual Compensation limit in effect for determination periods beginning before January 1, 1989 is Two Hundred Thousand Dollars ($200,000.00). In addition, in determining benefits in Plan Years beginning on or after January 1, 1994, the annual Compensation limit in effect for determination periods beginning before January 1, 1994 is One Hundred Fifty Thousand Dollars ($150,000.00).

     1.11 "Deferral Contribution" means a contribution made under Section 4.1.1 of Article IV, and "Deferral Contribution Account" shall have the meaning set forth in Section 4.11 of Article IV.

     1.12 "Discretionary Matching Contribution" means a contribution made under
Section 4.1.3 of Article IV, and "Discretionary Matching Contribution Account" shall have the meaning set forth in Section 4.11 of Article IV.

     1.13 "Effective Date" of this Plan is April 1, 1990. The Effective Date of this Amendment and Restatement is January 1, 1998.

     1.14 "Employee" means any person now or hereafter in the employ of an entity constituting the Employer. The term "Employee" shall also include any leased employee within the meaning of Section 414(n)(2) of the Code. Notwithstanding the foregoing, if such leased employees constitute less than twenty percent (20%) of the Employer's Non-Highly Compensated Employees within the meaning of Section 414(n)(1)(C)(ii) of the Code, the term "Employee" shall not include those leased employees covered by a plan described in Section 414(n)(5) of the Code. No self-employed individual shall be an Employee under this Plan by virtue of his self-employment. Any individual who the Employer previously classified as an independent contractor, but who the Internal Revenue Service later determines is an Employee whose compensation should be shown on Form W-2, or who any other governmental agency later determines is a common-law employee, shall not be considered to be an Employee merely because of such determination.

     1.15 "Employer" means Hollywood Park, Inc., any Affiliate, and any other person, firm or corporation which adopts this Plan with the approval of Hollywood Park, Inc., and any successor in interest to Hollywood Park, Inc. resulting from merger, consolidation or transfer of substantially all of the assets of Hollywood Park, Inc. which expressly agrees in writing to continue this Plan.

     1.16 "Entry Date" shall mean January 1 and July 1 of each year.

     1.17 "Fiduciary" shall include all of the following, to the extent they are deemed to be such under the Act:

               (a) Any administrator, officer, trustee, or custodian of the Plan;

               (b) Any person exercising any discretionary authority or discretionary control respecting management of the Plan;

               (c) Any person exercising authority or control respecting management or disposition of Plan assets;

               (d) Any person rendering investment advice for a fee or other compensation with respect to Plan assets, or with the authority or responsibility to do so, except as provided otherwise in the Act;

               (e) Any person who possesses any discretionary authority or responsibility in the administration of the Plan; and

               (f) Any person designated under or to whom fiduciary duties are delegated pursuant to Section 405(c)(1)(B) of the Act or Section 2.7 of Article II.

     1.18 "Highly Compensated Employee" means any Employee who is a Highly Compensated Employee under Section 414(q) of the Code and the regulations promulgated thereunder. Under Section 414(q) of the Code and the regulations thereunder, a "Highly Compensated Employee" generally includes an Employee who:

               (a) was a Five Percent Owner, as defined in Section 6.1.3(c), during the Plan Year or the preceding Plan Year, or

               (b) during the preceding Plan Year, (i) received Compensation from the Employer in excess of Eighty Thousand Dollars ($80,000.00), and (ii) if the Company elects in the manner prescribed by the Secretary of the Treasury to have this clause (ii) apply, was in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of Compensation paid during such Plan Year, and satisfied the following conditions:

                    (A)   had completed six (6) months of Service,

                    (B) normally worked at least seventeen and a half (17 1/2) hours per week,

                    (C) normally worked more than six (6) months during each Plan Year, and

                    (D)   had attained the age of twenty one (21) years.

               (c) was a former Employee of the Employer who was either (i) a Highly Compensated Employee under any of the foregoing categories when such Employee separated from Service, or (ii) was a Highly Compensated Employee under any of the foregoing categories at any time after attaining the age of fifty five (55) years. Notwithstanding the foregoing, a former Employee who is separated from Service before 1987 shall be treated as a Highly Compensated Employee only if, during either the Plan Year of such Employee's separation from Service (or the immediately preceding Plan Year) or any Plan Year after such Employee attained the age of fifty-five (55) years (or the last Plan Year ending before such Employee's fifty-fifth (55th) birthday), such Employee either received Compensation in excess of fifty thousand dollars ($50,000) or was a Five Percent Owner, as defined in Section 6.1.3(c).

Dollar amounts set forth in this Section 1.18 shall be increased to reflect the most recent adjustment for increases in the cost of living published by the Secretary of the Treasury pursuant to Section 415(d) of the Code, except that the base period shall be the calendar quarter ending September 30, 1996.

     1.19 "Hour of Service" shall include:

               (a) Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Employer for the performance of duties during the applicable computation period. Such hours shall be credited to the Employee for the computation period or periods in which the duties were performed.

               (b) Each hour for which back pay is awarded to the Employee or agreed to by the Employer. Such hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains and shall be calculated irrespective of mitigation of damages, but no Hour of Service shall be counted both under this paragraph and under the first paragraph of this
Section 1.19.

               (c) Any hour of service required to be credited to the Employee under any law of the United States or any rule or regulation issued thereunder; provided, however, that no hour shall be credited to the Employee both under this paragraph (c) and under any of the other paragraphs of this Section 1.18.

               (d) Each hour (i) for which the Employee is directly or indirectly paid, or entitled to payment, by reasons (such as vacation, sickness or disability) other than the performance of duties during the applicable computation period as required by paragraphs (b) and (c) of Labor Reg. (S) 2530. 200b-2, such hours being credited in the computation period in which such hours were accrued irrespective of whether payments are made or become due with respect to such hours in other computation periods, and (ii) during a temporary layoff (even if of indefinite duration) or an Employer-approved leave of absence. Notwithstanding the preceding provisions of this paragraph (d), the following rules shall apply with respect to such hours:

                    (1) An Employee shall not be credited with more than five hundred one (501) Hours of Service under this paragraph (d) on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single Plan Year);

                    (2) An Employee shall not be credited with an Hour of Service on account of a period during which the Employee does not perform any duties if the payment the Employer makes (or the payment due) is under a plan maintained solely for the purpose of complying with the applicable worker's compensation law, unemployment compensation law or disability insurance law; and

                    (3) An Employee shall not be credited with an Hour of Service for a payment to the Employee which merely reimburses the Employee for medical or medically-related expenses incurred by the Employee.

               (e) If a Participant has a Maternity or Paternity Leave of Absence, such Participant shall be credited with the Hours of Service with which such Participant would otherwise normally have been credited but for such absence, or, if the Committee is unable to determine the number of Hours of Service which would normally otherwise have been credited but for such absence, such Participant shall be credited with eight (8) Hours of Service for each day of such absence. Hours shall be credited by reason of a Maternity or Paternity Leave of Absence, however, only as necessary to prevent the Participant from incurring a One Year Break in Service for purposes of the participation rules of
Article III and the vesting rules of Sections 5.5 and 6.3.4, and in no event shall a Participant be credited with more than Five Hundred One (501) Hours of Service by reason of any Maternity or Paternity Leave of Absence. The Hours of Service with which a Participant is credited by reason of a Maternity or Paternity Leave of Absence shall be credited in the Plan Year in which such absence begins if such crediting is necessary to prevent the Participant from incurring a One Year Break in Service in such Plan Year. In any other case, the Hours of Service with which a Participant is credited by reason of a Maternity or Paternity Leave of Absence shall be credited in the Plan Year immediately following the Plan Year in which such absence begins.

               (f) Hours of Service may be credited to an Employee to comply with the provisions of the Uniformed Services Employment and Reemployment Rights Act of 1994 (P.L. 101-353, 38 U.S.C. (S) 4318) and any regulations promulgated thereunder.

               (g) In the case of any ambiguity arising under this Section 1.19, such ambiguity shall be resolved in favor of crediting the Employee with the Hours of Service in question.

     1.20 "Investment Manager" means any Fiduciary (other than the (i) Trustee, Committee or Claims Coordinator designated under Section 7.12 of Article VII, or
(ii) a person who is identified as a Fiduciary pursuant to the procedure set forth in this Plan) who (a) has the power to manage, acquire or dispose of any asset of the Plan, (b) has acknowledged in writing that he is a Fiduciary with respect to the Plan, and (c) is (i) registered as an investment adviser under the Investment Advisers Act of 1940; (ii) is a bank, as defined in that Act; or
(iii) is an insurance company qualified to manage, acquire or dispose of the assets of retirement plans under the laws of more than one State.

     1.21 A "Maternity or Paternity Leave of Absence" means an Employee's absence from work for any period of time (a) by reason of the Employee's pregnancy, (b) by reason of the birth of the Employee's child, (c) by reason of the placement of a child with the Employee in connection with the Employee's adoption of such child, or (d) for the purpose of caring for the Employee's child immediately following the birth of such child or the placement of such child with the Employee in connection with the Employee's adoption of such child.

     1.22 "Non-Highly Compensated Employee" means any Employee who is not a Highly Compensated Employee for the Plan Year.

     1.23 "Normal Retirement Date" shall mean the date on which a Participant attains the age of sixty-five (65) years.

     1.24 "One Year Break in Service" means a Plan Year in which the Employee has not completed more than five hundred (500) Hours of Service. An Employee shall be deemed to have incurred a One Year Break in Service on the last day of said Plan Year.

     1.25 "Participant" means any Employee who becomes a participant in this Plan under Section 3.1 and who has acquired the right to either a forfeitable or nonforfeitable interest in the Trust Fund which has not been distributed.

     1.26 "Participant Account" shall mean the account maintained for each Participant pursuant to Section 4.11 of Article IV.

     1.27 "Plan" shall mean the 401(k) Investment Plan set forth in and by this document and the related Trust and all subsequent amendments thereto.

     1.28 "Plan Year" shall mean a fiscal year of the Plan which ends on the Anniversary Date.

     1.29 "Regular Matching Contribution" means a contribution made under
Section 4.1.2 of Article IV, and "Regular Matching Contribution Account" shall have the meaning set forth in Section 4.11 of Article IV.

     1.30 "Service" or "Employment" means service of each Employee as an Employee of an Employer or Affiliate. Service with any Employer or Affiliate shall constitute "Service" and "Employment" for all purposes under this Plan, and all such service for any Employer or Affiliate shall be aggregated in determining whether an Employee has completed a "Year of Service" or has incurred a "One Year Break in Service." "Service" and "Employment" shall commence on the day the Employee first completes one (1) Hour of Service with an Employer or Affiliate. In addition, the Board of Directors of the Company is authorized, in its discretion, to determine from time to time that pre-acquisition service of any persons who were employees of any corporation, organization or entity before such corporation, organization or entity became an Affiliate, or who become Employees in connection with the acquisition by the Employer of some or all of the business or product lines of another person or entity which previously employed such Employees, shall constitute "Service" or "Employment" for all purposes under this Plan, and all such service for any such corporation, organization or entity which becomes an Affiliate or for any such predecessor employer shall be aggregated in determining whether an Employee has completed a "Year of Service" or has incurred a "One Year Break In Service". The Board of Directors of the Company shall exercise its discretion hereunder only in a uniform and nondiscriminatory manner.

     1.31 "Total Disability" means total and permanent incapacity of a Participant, due to physical impairment or legally established mental incompetence, to perform the usual duties of his Employment, which disability shall be determined (a) on medical evidence by a licensed physician designated by the Committee, or (b) on evidence that the Participant has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of disability; provided, however, that if such disability is due to alcohol, drugs or other substance abuse, the Employee must be enrolled or have completed a rehabilitation program approved by the Company for such disability to constitute a Total Disability. With respect to any benefits paid under this Plan on account of the Total Disability of a Participant, this Plan shall constitute an accident and health plan maintained by the Employer for purposes of Section 105 of the Code.

     1.32 "Trust Agreement" means the Agreement between the Employer and the Trustee or Trustees covering the administration of the Trust Fund and includes the succession of the Trustee or Trustees.

     1.33 "Trust Fund" means the assets of the Trust established pursuant to this Plan and the Trust Agreement hereinafter referred to, out of which the benefits under this Plan shall be paid.

     1.34 "Trustee" means the Trustee or Trustees of the Trust Fund established pursuant to this Plan and any successor Trustee or Trustees.

     1.35 "Valuation Date" shall mean each business day.

     1.36 "Vested Matching Contribution" means a contribution made under Section
4.1.4 of Article IV, and "Vested Matching Contribution Account" shall have the meaning set forth in Section 4.11 of Article IV.

     1.37 "Vested Nonelective Contribution" means a contribution made under
Section 4.1.5 of Article IV, and "Vested Nonelective Contribution Account" shall have the meaning set forth in Section 4.11 of Article IV.

     1.38 "Year of Service" shall mean a Plan Year of Service in which the Employee has completed not less than one thousand (1,000) Hours of Service.

                                  ARTICLE II
                        COMMITTEE AND OTHER FIDUCIARIES
                        -------------------------------

     2.1  Appointment of Committee
          ------------------------

          The Committee shall be appointed by the Board of Directors and shall consist of not less than three (3) nor more than five (5) members, the exact number of which shall be established by the Board of Directors from time to time. Under this authority, the Board of Directors has established that the Committee shall consist of three (3) members. Such members of the Committee shall hold office until resignation, death or removal by the Board of Directors.

     2.2  Powers and Duties of Committee
          ------------------------------

          The Committee shall be the "administrator" provided for in Section 3(16)(A) of the Act, and each member of the Committee shall be a "named fiduciary" as defined in Section 402(a) of the Act. The Committee shall be charged with the administration of this Plan and shall decide, by majority vote, subject to the terms of this Plan and the Trust Agreement, all questions arising in the administration, interpretation and application of the Plan, including all questions of eligibility, except such as may be expressly reserved hereunder to the Employer or its Board of Directors. The decisions of the Committee shall be conclusive and binding on all parties; provided that such decisions shall be made on a uniform basis and shall not discriminate in favor of its employees who are officers, stockholders, or highly compensated employees.

     2.3  Direction of Trustee
          --------------------

          The Committee, from time to time, shall direct the Trustee concerning the payments to be made out of the Trust Fund pursuant to this Plan and shall have such other powers respecting the administration of the Trust Fund as may be conferred upon it hereunder or under the Trust Agreement. The Trustee shall invest and reinvest the Trust Fund, or any part thereof, in any manner that it deems advisable subject to the right hereby reserved to the Committee to direct the Trustee with respect to the investment and reinvestment of the Trust Fund. The Committee shall have the power to direct the Trustee to invest and reinvest any and all money or property of any description at any time held by it and constituting part of the Trust Fund in accordance with the following powers:

          2.3.1 The Committee, without previous application to or subsequent ratification of any court, tribunal or commission, or any federal or state governmental agency, except as hereinafter provided, may direct the Trustee to invest in bonds, notes, debentures, mortgages, commercial paper, preferred stock, common stocks, sell covered call options or invest in other securities, rights, obligations, or property, real or personal, including shares and certificates of participation issued by investment companies or investment trusts, trust funds of the Trustee created for qualified employee benefit plans, annuity contracts, life insurance contracts, including ordinary and term life insurance contracts on the lives of key Employees of the Company, for the benefit of the Trust Fund and the employee Participants as a whole in order to protect their interests in the premises.

          2.3.2 The Committee may also invest in ordinary life or term insurance contracts on the life of a Participant for the benefit of the Participant whose life is insured or his Beneficiary. In the event that an investment in a life insurance contract is intended by the Committee to be for the benefit of the Trust Fund, this fact shall be indicated by naming the Trustee as sole and continuing beneficiary at the time of the investment. If the investment in a life insurance contract on the life of a Participant is determined by the Committee to be for the benefit of the insured Participant or his Beneficiary, this fact shall be indicated by designating as the beneficiary of the insurance contract the person specified by the Participant as his Beneficiary; provided, however, that all of the above regarding investments in insurance company contracts shall be subject to the provisions of Article VII. In making investments or reinvestments, the Committee shall not be limited by the proportion which the investments so to be made, either alone or with any property of the same or similar character then held or acquired, may bear to the entire amount of the Trust Fund; provided that any investments in life insurance for the benefit of the Participants or their Beneficiaries shall be subject to the following limitations:

                  (a) With respect to the purchase of ordinary life insurance contracts (i) the aggregate life insurance premiums paid with respect to any Participant shall be less than one-half ( 1/2) of the aggregate of the contributions allocated to the credit of the Participant at any particular time, and (ii) at or before the retirement of the Participant, all such insurance shall be either converted into cash or to provide periodic income, or shall be distributed to the Participant.

                  (b) The aggregate premiums paid for the purchase of accident and health insurance contracts and term life insurance contracts for any Participant shall not exceed the lesser of (i) twenty-five percent (25%) of the funds allocated to the Participant Account of such Participant or (ii) if both ordinary life insurance and accident and health insurance or term life insurance are purchased, an amount which, when added to one-half ( 1/2) of the premiums paid for the ordinary life insurance, will not in the aggregate exceed twenty-five percent (25%) of the funds allocated to the Participant Account of such Participant.

                  (c) Subject to the insurability of a Participant, investments in life insurance shall be made on a uniform and nondiscriminatory basis as to all Participants, unless a Participant shall otherwise request in writing, in which event the Committee shall give due regard to such request subject to the foregoing limitations of subparagraph (a).

          2.3.3 The Committee may direct the Trustee to invest in the stock or securities of the Employer, including any bonds or debentures of the Employer, provided, however, that such investments may be made only in "qualifying employer securities," as that term is defined in the Act. Notwithstanding the foregoing sentence, the Plan may not acquire any "qualifying employer security", if immediately after such acquisition the aggregate fair market value of "employer securities" and "employer real property" (as such phrase is defined in the Act) held by the Plan would exceed ten percent (10%) of the fair market value of the assets of the Plan.

          2.3.4 The Committee may direct the Trustee to sell, grant options therefor, exchange, pledge, or encumber, mortgage, deed in trust, or other form of hypothecation, or otherwise dispose of the whole or any part of the Trust Fund on such terms and for such property or cash, or part cash and credit as the Committee may deem best, and it may direct the Trustee to retain, hold, maintain or continue any securities or investments which the Trustee may hold as part of the Trust Fund for such length of time as the Committee may deem advisable, and generally, in all respects, the Committee may direct the Trustee to do all such other things and exercise each and every right, power and privilege in connection with and in relation to the Trust Fund as could be done, exercised or executed by an individual holding and owning said property in absolute and unconditional ownership including directing the Trustee as to the manner of voting any stock or securities, whether of the Employer or otherwise, held in said Trust Fund. The Committee, in directing the Trustee as to the investment of the Trust Fund, shall not be bound as to the character of any investment by any statute, rule of court, or custom governing the investment of trust funds other than the Act or the Code, and Amendments thereto, and other Regulations and Rulings thereunder which are valid interpretations of the Act, Code and Amendments, and provided that the Committee, in so directing the Trustee, shall exercise the judgment and care, under the circumstances then prevailing, which men of prudence, discretion and intelligence exercise in the management of their own affairs.

          2.3.5 The Committee may, in its discretion, direct the Trustee to invest the assets of the Trust Fund in two (2) or more investment funds, pools or vehicles, and permit each Participant to direct how the assets allocated to his Participant Account will be invested among such investment funds, pools or vehicles. At its discretion exercisable at any time, or from time to time, the Committee may add to, delete from, change, or substitute the investment funds, pools, or vehicles among which each Participant will have the option to invest the assets in his Participant Account. The Committee may, in its discretion exercisable at any time or from time to time, promulgate, amend, or repeal rules or regulations governing: (i) the manner in which, and times at which, each Participant may elect to have the assets in his Participant Account invested among the various investment funds, pools, or vehicles selected by the Committee, or change his election regarding the investment of the assets in his Participant Account, and (ii) any maximum, minimum, or incremental dollar amount or percentage of each Participant's Participant Account which may be invested in a particular investment fund, pool, or vehicle selected by the Committee.

          2.3.6 The Committee shall have no right or authority to authorize the Trustee to make loans or advances to a Participant except as provided in
Section 2.12 or to make any distribution except as provided in Article VII.

     2.4  Funding Policy
          --------------

          The Committee from time to time shall establish a funding policy and method consistent with the objectives of the Plan, in accordance with the status of the Plan as a defined contribution plan, and in conformity with the requirements of ERISA. In formulating such policy and method, the Committee shall consider the short and long term liquidity and other financial needs of the Plan. Such policy and method shall be communicated in writing to the Trustee and any then acting Investment Manager, and thereafter none of the powers of the Committee, the trustee or any Investment Manager set forth herein shall be exercised in any manner inconsistent with such objectives.

     2.5  Investment Manager
          ------------------

          The Committee may, from time to time, and in writing, authorize or direct the Trustee to delegate the management of the Plan assets or any part thereof, including the right to acquire and dispose of such assets, to an Investment Manager. Such authority or direction of the Trustee to so delegate may be revoked by the Committee at any time, and the Committee may authorize or direct the Trustee at any time to revoke any such delegation.

     2.6  Organization of Committee - Allocation and Delegation of Duties
          ---------------------------------------------------------------

          2.6.1 The Committee may appoint one of its own members as Chairman, and may adopt such by-laws and regulations as it deems desirable for the conduct of its affairs and appoint a secretary and one or more assistant secretary or secretaries. The Committee may, at any duly constituted meeting thereof, allocate specific fiduciary responsibilities, other than trustee responsibilities, among the members of the Committee. Any member of such Committee may also, at such a meeting, designate other persons to carry out any fiduciary duties which are the responsibility of such member, other than trustee responsibilities. Either of such actions shall be recorded in the minutes of said meeting, and may be revoked at any time by action taken at another such meeting recorded in the minutes thereof, and communicated to the person to whom such duties were delegated.

          2.6.2 Any determination of the Committee may be made by a majority of the Committee at a meeting thereof or without a meeting by a resolution or memorandum signed by all members, and, except as provided otherwise herein, shall be final and conclusive on the Employer, the Trustee, all Participants and Beneficiaries claiming any rights hereunder, and as to all third parties dealing with the Committee or with the Trustee. All notices, directions, information and other communications from the Committee to the Trustee shall be in writing.

          2.6.3 In any matter affecting any member of the Committee in his individual capacity as a Participant hereunder, separate and apart from his status as a member of the group of Participants, such interested member shall have no authority or vote in the determination of such matter as a member of the Committee, but said Committee shall determine such matter as if said interested member were not a member of the Committee; provided, however, that this shall not be deemed to take from said interested member any of his rights hereunder as a Participant. In the event that the remaining members of the Committee should be unable to agree on any matter so affecting an interested member because of an equal division of voting, the Board of Directors shall appoint a temporary member of the Committee in order to create an odd number of voting members. In the event a majority of the members of the Committee shall be so interested in the same matter, then the Board of Directors shall appoint temporary members to take their place on said Committee for the purpose of determining such matter.

     2.7  Duties and Relationship of Fiduciaries
          --------------------------------------

          2.7.1 Every Fiduciary, except as otherwise provided in the Act, shall discharge his duties with respect to the Plan:

                  (a) Solely in the interest of the Participants and Beneficiaries;

                  (b) For the exclusive purposes of providing benefits to Participants and Beneficiaries and defraying reasonable expenses of administration;

                  (c) With the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims;

                  (d) By diversifying investments of the Plan unless under the circumstances it is clearly prudent not to do so;

                  (e) In accordance with the documents and instruments governing the Plan; and

                  (f) By maintaining the indicia of ownership of the Plan assets within the jurisdiction of the United States District Courts, except as otherwise authorized by regulations under the Act.

     Notwithstanding all of the foregoing, however, each Fiduciary shall at all times discharge his duties in conformance with the provisions of the Act and as required for the administration of a qualified plan under this Code.

          2.7.2 It shall be the responsibility of every Fiduciary and of every person handling funds or other property of the Plan to be bonded to the extent required by the Act. The Committee may direct the Trustee to pay the cost of all such bonds from the Trust assets, if and to the extent that the Company does not pay such costs in a timely fashion, and the Trustee shall be protected in relying on such directions.

          2.7.3 Each Fiduciary, including the Board of Directors, the Committee, the Claims Coordinator designated under Section 7.10 of Article VII and the Trustee, shall be responsible only for acts and omissions in connection with the exercise of the powers, duties and functions specifically allocated to such Fiduciary under the terms of this Plan and the Trust Agreement. No Fiduciary shall be responsible for any acts or omissions in connection with the powers, functions and duties allocated to any other Fiduciary under the terms of this Plan and the Trust Agreement. Except to the extent provided in the Act or the Code, no Fiduciary shall have any duty to question whether any other Fiduciary is fulfilling the responsibilities imposed on such other Fiduciary by this Plan, the Trust Agreement, or the Act. No Fiduciary shall have any liability for a breach of fiduciary responsibility of any other Fiduciary with respect to the Plan or the Trust unless such Fiduciary participates knowingly in such breach, knowingly undertakes to conceal such breach, has actual knowledge of such breach and fails to take reasonable remedial action to remedy such breach, or, through such Fiduciary's negligence in performing his own specific fiduciary responsibilities, has enabled such other Fiduciary to commit a breach of such other Fiduciary's fiduciary responsibilities. Wherever this Plan or the Trust Agreement provides that a Fiduciary has the power to appoint another person or entity with discretionary authority or control respecting the operation or administration of the Plan or the Trust Fund, the responsibility of the appointing Fiduciary with respect to such appointment shall be limited to the selection of the appointee and periodic review of the performance of the appointee in accordance with the standards of the Act. Any violation of fiduciary responsibilities by the appointee which is not a proximate result of the failure of the appointing Fiduciary properly to select or supervise the appointee, and in which breach the appointing Fiduciary did not otherwise participate, will not be considered to be a breach by the appointing Fiduciary.

           2.7.4 Any person may serve in more than one fiduciary capacity with respect to this Plan or the Trust, including, but not limited to, service both as a Trustee and as a member of the Committee.

     2.8   Compensation and Expenses of Committee
           --------------------------------------

           The members of the Committee shall serve without compensation but shall be reimbursed for any necessary expenditures incurred in the discharge of their duties as members of said Committee. The compensation of all agents, counsel, or other persons (who may be officers or members of the Employer) retained or employed by the Committee shall be fixed by the Committee, subject to the approval of the Board of Directors. Any such reimbursement or payment shall be made by the Trustee out of the Trust Fund; provided, however, that all or any part of any such reimbursement or payment may be made by the Employer if it shall so determine.

     2.9   Records of the Committee
           ------------------------

           The Committee shall keep a record of all of its proceedings and shall keep or cause to be kept all such books of account, records and other data as may be necessary or advisable in its judgment for the administration of this Plan and to reflect properly the affairs thereof, and to determine the amount of vested and forfeitable interests of the respective Participants in the Trust Fund, and the amount of all retirement benefits or other benefits hereunder. As a part thereof, it shall maintain or cause to be maintained a separate Participant Account for each Participant, which account in each year shall reflect the amount of investment in life insurance contracts for the Participant's benefit and the amount of income which will be includible in the Participant's gross income or the Participant's federal income tax return, together with such additional information required by the Act or the Code. Any person dealing with the Committee may rely on and shall incur no liability in relying on a certificate or memorandum in writing signed by the secretary of the Committee or by a majority of the members of the Committee as evidence of any action taken or resolution adopted by the Committee, except that the Trustee may only accept as evidence of any action or resolution adopted by the Committee a written notice thereof signed by a majority of the members of the Committee if such action was taken or resolution adopted at a meeting of the Committee, or signed by all members if such action or resolution was adopted without a meeting.

     2.10  Resignation and Removal of Members
           ----------------------------------

           Any member of the Committee may resign at any time by giving written notice to the other members and to the secretary of the Company, effective as therein stated, otherwise upon receipt. Any member who leaves the employment of the Employer shall be deemed to have resigned as a member of the Committee on the date of his termination of employment. Any member of the Committee may at any time be removed by the Board of Directors.

     2.11  Appointment of Successors
           -------------------------

           Upon the death, resignation or removal of any member, the Board of Directors shall at its next regular meeting, or at a special meeting if so desired, appoint, by resolution, a successor. Notice of appointment of a successor member shall be made by the Secretary of the Company in writing to the Trustee and to the Committee. Until receipt by the Trustee of such written notice of any change in membership of the Committee, the Trustee shall not be charged with knowledge of notice of such change.

     2.12  Loans to Participants
           ---------------------

           Upon the application of a Participant to the Committee, the Committee may direct the Trustee to make a loan or loans to such Participant upon such terms as the Committee deems appropriate. Nothing herein contained shall require the Committee to grant any such loan, such action being purely discretionary on the part of the Committee, provided, however, that the Committee shall exercise its discretion in a uniform and non-discriminatory manner.

           The Committee shall, from time to time, promulgate a Participant Loan Program in compliance with Department of Labor Regulation Section 2550.408b-1(d)(2), which shall state the manner in which the Committee will determine the amount of loans, terms of loans and interest rate of loans, and such other rules and regulations which the Committee may adopt.

           No loans shall be made to any Participant who is a sole proprietor of an Employer, a partner of an Employer who owns more than ten percent (10%) of the capital or profits interest in the Employer or a shareholder who owns (or is considered as owning within the meaning of Section 318(a)(1) of the Code) more than five percent (5%) of the outstanding stock of an Employer which is an S corporation under the Code on any day during the taxable year of such Employer.

     2.13  Indemnification
           ---------------

           The Employer hereby agrees to indemnify the Committee and any other Employee of the Employer, and the estates and heirs of such Committee member and Employee, to the full extent of any expenses, penalties, damages or other pecuniary loss which such Employee or Committee member, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with the Plan or fiduciary activities actually performed in connection with the Plan. Such indemnification shall be paid by the Employer to the Employee, Committee member, his estate or heirs to the extent that fiduciary liability insurance, if any, does not cover the payment of such items, but in no event shall such items be paid out of Plan assets. Notwithstanding the foregoing, this indemnification agreement shall not relieve any Employee serving in a fiduciary capacity of his fiduciary responsibilities and liabilities to the Plan for breaches of fiduciary obligations, nor shall this agreement violate any provision of Part 4 of Title I of the Act as it may be interpreted from time to time by the U.S. Department of Labor and any courts of competent jurisdiction.

     2.14  Administrative Mistake
           ----------------------

           Notwithstanding anything to the contrary herein contained, if the Committee discovers that a mistake has been made in crediting Employer Contributions or earnings to the Participant Account of any Participant, the Committee may request the Employer to make a special contribution to the Participant Account of said Participant and may take any other administrative action which it deems necessary or appropriate to remedy such mistake.

                                  ARTICLE III
                          PARTICIPATION OF EMPLOYEES
                          --------------------------

     3.1  Who May Participate
          -------------------

          3.1.1 Each Employee shall be eligible to participate in the Plan when he has completed five hundred (500) Hours of Service, provided that he completes such five hundred (500) Hours of Service within one (1) "Eligibility Computation Period" (as defined in Section 3.1.2). Each Employee who is eligible to participate in the Plan shall become a Participant as of the Entry Date next following the date on which he becomes eligible to participate.

          3.1.2 For purposes of this Section 3.1, the term "Eligibility Computation Period" shall mean the twelve consecutive month period commencing on the date a person first completes one (1) Hour of Service and during which he is credited with not less than five hundred (500) Hours of Service and, in the event an Employee fails to complete five hundred (500) Hours of Service in said period, shall also mean the Plan Year including the first anniversary of the Employment commencement date for such Employee and succeeding Plan Years. Notwithstanding any other provision of this Section 3.1, however, no person who is eligible to become a Participant shall become a Participant if he has quit or been permanently discharged and as a result thereof is not employed by the Employer on the Entry Date on which he would otherwise become a Participant; provided, however, that if he is reemployed by the Employer prior to incurring a One Year Break in Service, he shall become a Participant on the date he is rehired. For purposes of continuing participation, once an Employee has become eligible to participate in the Plan, an Eligibility Computation Period shall mean a Plan Year in which the Employee has completed at least five hundred (500) Hours of Service with Employer and such Plan Years shall be measured beginning with the Plan Year commencing before or on the date upon which the Employee becomes eligible to participate.

          3.1.3 For purposes of determining the number and identity of Highly Compensated Employees or for purposes of the pension requirements of Section 414(n)(3) of the Code, the Employees of the Employer shall include individuals defined as Employees in Article I. Notwithstanding any other provision of this Plan, however, a leased employee within the meaning of Section 414(n)(2) of the Code shall not become a Participant in, and shall not accrue benefits under, this Plan based on service as a leased employee.

          3.1.4 Notwithstanding the provisions of Sections 3.1.1 and 3.1.2, no Employee shall be a Participant hereunder (a) if such Employee is neither a citizen nor a resident of the United States, and derives no earned income from the Employer which would constitute income from sources within the United States, (b) while a member of a collective bargaining unit and while covered by a collective bargaining agreement with respect to which retirement benefits were the subject of good faith bargaining between the employee representatives and the Employer, which does not specifically provide for coverage of such Employee under this Plan, (c) while employed by Sunflower Racing, Inc. or SR Food & Beverage, Inc., or (d) while such Employee's benefits or conditions of employment are subject to the California Racetrack Federation Association.

     3.2  Breaks in Service
          -----------------

          In the event that an Employee's Employment is terminated, and the Employee later returns to Employment with an Employer, the following rules shall apply for purposes of determining eligibility:

          3.2.1 In the case of an Employee who has or had a vested interest in the Trust Fund, such Employee shall become a Participant immediately upon his resumption of Employment.

          3.2.2 In the case of an Employee, all of whose interest in the Trust Fund is a forfeitable interest, Years of Service before a One Year Break in Service shall not be taken into account at any time if the number of consecutive One-Year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of Years of Service prior to such One Year Break in Service. Such aggregate number of Years of Service before such One Year Break in Service shall not include any Years of Service not required to be taken into account by reason of any prior One Year Break in Service but shall include the Year of Service beginning on or before the date upon which the Employee becomes eligible to participate in the Plan. If an Employee's aggregate number of Years of Service exceed the number of such One Year Breaks in Service, or if the Employee does not incur five (5) or more consecutive One Year Breaks in Service, such Employee shall become a Participant immediately upon his resumption of Employment.

     3.3  Termination of Participation
          ----------------------------

          Participation of a Participant shall continue until such Participant's Employment is terminated by retirement, death, Total Disability or otherwise.

     3.4  Leaves of Absence; Military Service
          -----------------------------------

          An Employee's Service shall not be considered terminated for purposes of this Plan if the Employee has been on Leave of Absence with the consent of the Employer, provided that he returns to the employ of the Employer at the expiration of such Leave of Absence. A Leave of Absence shall mean a leave granted by the Employer, in accordance with rules uniformly applied to all Employees, for reasons of health or public service or for reasons determined by the Employer to be in its best interests. An Employee's Employment shall likewise not be deemed to have been terminated while the Employee is a member of the Armed Forces of the United States, provided that he returns to the service of the Employer within ninety (90) days (or such longer period as may be prescribed by law) from the date he first became entitled to his discharge. An Employee who does not return to the employ of the Employer within ninety (90) days following the end of the Leave of Absence, or within the required time in case of service with the Armed Forces, shall be deemed to have terminated his Employment as of the date when his Leave of Absence or military service ended (unless such failure to return was the result of his death, Total Disability or retirement after the attainment of his Normal Retirement Date). An Employee's Employment shall not be deemed to be terminated by reason of a Maternity or Paternity Leave of Absence. This Section 3.4 shall be applied in a manner which is consistent with the provisions of the Uniformed Services Employment and Reemployment Rights Act of

1994 (P.L. 101-353, 38 U.S.C. (S) 4318), and any regulations promulgated thereunder, including any such provisions related to required Employer Contributions for periods of military service.

     3.5  Committee to Determine Participants
          -----------------------------------

          Within ninety (90) days after each Entry Date, the Employer shall certify to the Committee in writing such information from the Employer's records with respect to Employees as the Committee may require in order to determine the identity and interests of the Participants, and otherwise to perform its duties hereunder. Any such certification of information to the Committee pursuant to this Plan shall, for all purposes of the Plan, be binding on all interested parties; provided that whenever any Employee proves to the satisfaction of the Employer that his period of Employment or his Compensation as so certified is incorrect, the Employer shall correct such certification. The determination of the Committee as to the identity of the respective Participants and as to their respective interests shall be binding upon the Employer, the Trustee, the Employees, the Participants, and all Beneficiaries.

                                  ARTICLE IV
                                 CONTRIBUTIONS
                                 -------------

     4.1  Employer Contributions
          ----------------------

          4.1.1 The Employer shall reduce the cash compensation of each Participant who so elects by an amount equal to any whole percentage of such Participant's Compensation between and including one percent (1%) and fifteen percent (15%), as directed by such Participant, and shall contribute such amount to the Plan. Such contributions shall constitute the "Deferral Contributions" for such Participant. Each Participant who desires to have Deferral Contributions made on his behalf shall give written notice thereof to the Committee in a form satisfactory to the Committee a number of days (which such number shall be specified by the Committee from time to time, but shall be the same number for all Participants at any given time) before the Entry Date on which such Deferral Contributions are to begin. Each Participant may cause the Employer to cease making Deferral Contributions on his behalf by giving the Committee written notice a number of days (which such number shall be specified by the Committee from time to time, but shall be the same number for all Participants at any given time) before the date on which such Participant desires Deferral Contributions on his behalf to cease. Each Participant may resume or change the level of the Deferral Contributions made on his behalf as of any Entry Date by giving written notice of such resumption or change to the Committee a number of days (which such number shall be specified by the Committee from time to time, but shall be the same number for all Participants at any given time) before such Entry Date. The Committee shall determine whether the amount which a Participant desires to have contributed on his behalf is at one of the levels set forth above. If such amount is at one of the levels set forth above, the Committee shall direct the Trustee to accept such Deferral Contribution and to hold it in trust for such Participant. If such amount is not at one of the levels set forth above, the Committee shall direct the Employer not to reduce such Participant's cash contribution, and shall direct the Trustee to reject any such Deferral

Contribution. Deferral Contributions shall be subject to the limitations set forth in Section 4.16 and Section 4.1.8 of this Plan.

          4.1.2 In addition to the Deferral Contributions, the Employer may, in its discretion, make contributions of cash to the Plan for a Plan Year as "Regular Matching Contributions," which, if made, shall equal twenty five cents ($.25) for each dollar of Deferral Contributions made by a Participant; provided, however, that the Employer shall not make Regular Matching Contributions with respect to Deferral Contributions for a Participant which exceed five percent (5%) of such Participant's Compensation for the Plan Year.

          4.1.3 In addition to the Deferral Contributions and Regular Matching Contributions, the Employer may make contributions of cash to the Plan for a Plan Year as "Discretionary Matching Contributions" based on the Active Participants' Deferral Contributions for such Plan Year. The Board of Directors will decide, in its discretion, whether the Employer will make Discretionary Matching Contributions for a Plan Year, and, if so, the level of such Discretionary Matching Contributions. The level of such Discretionary Matching Contributions may be different for different levels of Deferral Contributions, and may be zero above a specified level of Deferral Contributions.

          4.1.4 In addition to the Deferral Contributions, the Regular Matching Contributions, and the Discretionary Matching Contributions, the Employer, in its sole and absolute discretion, may elect for any Plan Year to contribute in cash "Vested Matching Contributions" in an amount to be determined by the Employer in its discretion, which shall be allocated among the Participants who are Non-Highly Compensated Employees in the manner provided in
Section 5.1.4, and which shall be fully vested and non-forfeitable at all times.

          4.1.5 In addition to the Deferral Contributions, the Regular Matching Contributions, the Discretionary Matching Contributions and the Vested Matching Contributions, the Employer may also elect, in its sole and absolute discretion, to contribute in cash for a Plan Year "Vested Nonelective Contributions" which shall be in an amount to be determined by the Employer in its discretion, allocated among Participants who are Non-Highly Compensated Employees in the manner set forth in section 5.1.5, and fully vested and non-forfeitable at all times.

          4.1.6 The total amount of Contributions under this Section 4.1 made on behalf of all Participants for a Plan Year shall not exceed fifteen percent (15%) of the total Compensation paid to all Participants during such Plan Year, plus the amount of any credit for contribution carryovers to which the Employer is entitled under Section 404(a)(3) of the Code.

          4.1.7 The contribution attributable to each Participant shall be made by his Employer. If a Participant has been employed by more than one Employer during any year, each Employer shall be responsible for the portion of the contributions attributable to the Compensation earned by the Participant from such Employer.

          4.1.8 Notwithstanding anything to the contrary herein contained, Employer Contributions shall be, and hereby are, made subject to the conditions that (a) the Plan and Trust qualify as a tax exempt plan under Section 401 of the Code, (b) such contributions are deductible under Section 404 of the Code and (c) such contributions are not made as a result of a mistake of fact. In the event that the Commissioner of Internal Revenue determines that the Plan and Trust do not so qualify, any Employer Contributions made while the Plan and Trust have not qualified shall be repaid to the Employer, in whole or in part, by the Trustee, within one (1) year after the date of the denial of qualification of the Plan and Trust. In the event that the Commissioner of Internal Revenue determines that a deduction for the Employer Contributions shall be disallowed, the excess of such contributions over the amount that would have been contributed had there not occurred a mistake in determining the deductibility of the contributions shall be repaid to the Employer, in whole or in part, by the Trustee, within one (1) year after the disallowance of the deduction. In the case of Employer Contributions which are made by reason of mistake of fact, the excess of such contributions over the amount that would have been contributed had there not occurred a mistake of fact shall be repaid to the Employer, in whole or in part, by the Trustee, within one (1) year after the payment of the contributions. With respect to contributions for which a deduction is disallowed or made by reason of mistake of fact, (1) earnings attributable to the excess contributions shall not be returned to the Employer,
(2) losses attributable thereto shall reduce the amount to be repaid and (3) if the repayment of the excess would cause the balance of a Participant's Participant Account to be reduced to less than the amount of the Participant's Participant Account had the excess contributions not been made, the amount of the repayment shall be limited to the excess of the excess contributions over the amount of the Participant's Participant Account had the excess contributions not been made. Any amounts repaid to the Employer by the Trustee pursuant to this Section 4.1.8 shall be repaid without liability therefor on the part of the Trustee to any Participant, Beneficiary or any other person.

     4.2  Time for Payment
          ----------------

          The Employer may make payment of its contributions for any Plan Year on any date or dates it elects; provided, however, that (a) the total amount of its Regular Matching Contributions, Discretionary Matching Contributions, Vested Matching Contributions and Vested Discretionary Contributions for each taxable year shall be paid in full not later than the date prescribed by federal income tax law to entitle the Company to a deduction for the Plan Year with respect to which such contributions are made, and (b) the Deferral Contributions shall be paid in full not later than such time as may be required by regulations promulgated by the Department of Labor under the Act.

     4.3  Dollar Limit on Deferral Contributions
          --------------------------------------

          4.3.1 Deferral Contributions made to this Plan on behalf of any Participant during any calendar year shall not exceed Ten Thousand Dollars ($10,000.00), reduced by all contributions made by or on behalf of such Participant for such calendar year to: (a) any qualified cash or deferred arrangement as defined in Section 401(k) of the Code maintained by the Employer or any other employer to the extent such contribution is not includible in such Participant's gross income for such calendar year under Section 402(e)(3); (b) a simplified employee pension as defined in section 408(k) of the Code maintained by the

Employer or any other employer to the extent such contribution is not includible in the Participant's gross income for such calendar year under Section 402(h)(1)(B) of the Code; (c) an annuity contract under Section 403(b) under a salary reduction agreement within the meaning of Section 3121(a)(5)(D) to the extent such contribution is not includible in the Participant's gross income for such calendar year under Section 403(b) of the Code; (d) any eligible deferred compensation plan under Section 457 of the Code; or (e) under a trust described in Section 501(c)(18) of the Code to the extent that such contribution is deductible from such Participant's income for such calendar year under Section 501(c)(18) of the Code. Deferral Contributions for any calendar year made on behalf of a Participant to this Plan in excess of the limitations set forth in the preceding sentence are hereinafter referred to as "Excess Deferrals". Excess Deferrals shall not include any deferrals properly distributed as excess Annual Additions (as defined in Section 5.3.1). The amount of Ten Thousand Dollars ($10,000.00) set forth in this Section 4.3.1 shall be increased to reflect the most recent adjustment for increases in the cost of living after 1998 published by the Secretary of the Treasury pursuant to Section 415(d) of the Code. Any such adjustment shall be effective as of January 1 of the calendar year.

          4.3.2 If Excess Deferrals are made on behalf of a Participant for a calendar year, the Plan shall make a corrective distribution to such Participant of such Excess Deferrals (and earnings thereon) during any calendar year if the following conditions are satisfied: (a) the Participant designates the distribution as an Excess Deferral; (b) the correcting distribution is made after the date on which the Plan received the Excess Deferral; and (c) the Committee designates the distribution as a distribution of Excess Deferrals.
The earnings attributable to Excess Deferrals to be distributed under this
Section 4.3.2 shall be computed by multiplying the net amount of earnings, income, gains or losses (whether or not realized) on Deferral Contributions made by such Participant during such calendar year through the date of distribution by a fraction, the numerator of which is the amount of Excess Deferrals made by such Participant during such calendar year through the date of distribution, and the denominator of which is the total Deferral Contributions made by such Participant during such calendar year through the date of distribution.

          4.3.3 Not later than March 1 following the close of a calendar year, a Participant may notify the Committee that Excess Deferrals were made on his behalf to this Plan during such calendar year. A Participant is deemed to notify the Committee of any Excess Deferrals that arise by taking into account only the Deferrals made to this Plan and other plans of the Employer. Not later than April 15 following the close of a calendar year in which Excess Deferrals were made on behalf of a Participant to this Plan, this Plan shall make a corrective distribution to such Participant of such Excess Deferrals and any income allocable thereto. Income allocable to Excess Deferrals to be distributed under this Section 4.3.3 shall include income allocable to the calendar year in which such Excess Deferrals were made, but not income allocable to the period between the end of such calendar year and the date of distribution. Income allocable to the calendar year in which Excess Deferrals were made shall be calculated by multiplying the net amount of earnings, income, gains or losses (whether or not realized) on all Deferral Contributions made by such Participant during such calendar year by a fraction, the numerator of which is the amount of Excess Deferrals made by such Participant for such calendar year, and the denominator of which is the total amount of such Participant's Deferral Contribution Account (as defined in Section 4.11) at the end of such calendar year, reduced by earnings, income and gains allocable to such account for such calendar year and increased by losses allocable to such account for such calendar year.

          4.3.4 The amount of Excess Deferrals which may be distributed under this Section 4.3 to a Participant for any calendar year shall be reduced by the Excess Contributions previously distributed to such Participant for the Plan Year beginning with or within such calendar year.

     4.4  Actual Deferral Percentage Test
          -------------------------------

          4.4.1 For each Plan Year, the Actual Deferral Percentage of the Highly Compensated Employees shall bear a relationship to the Actual Deferral Percentage of the Non-Highly Compensated Employees for the preceding Plan Year (or, if the Committee elects in the manner prescribed by the Secretary of the Treasury, the Plan Year) which meets either of the following two tests:

                  4.4.1.1 the Actual Deferral Percentage of the Highly Compensated Employees is not more than the Actual Deferral Percentage of the Non-Highly Compensated Employees multiplied by 1.25, or

                  4.4.1.2 the Actual Deferral Percentage of the Highly Compensated Employees is not more than the Actual Deferral Percentage of the Non-Highly Compensated Employees multiplied by two (2), and is not more than two
(2) percentage points higher than the Actual Deferral Percentage of the Non-Highly Compensated Employees, or such smaller number of percentage points as the Secretary of the Treasury may prescribe.

          4.4.2 For purposes of this Section 4.4, the terms "Actual Deferral Percentage," "Deferral Percentage" and "Excess Contributions" shall have the following meanings:

                  4.4.2.1 For each Plan Year, the "Actual Deferral Percentage" of the Highly Compensated Employees shall be the average of the Deferral Percentages of all of the Highly Compensated Employees who are eligible to participate in this Plan, and the "Actual Deferral Percentage" of Non-Highly Compensated Employees shall be the average of the Deferral Percentages of all of the Non-Highly Compensated Employees who are eligible to participate in this Plan.

                  4.4.2.2 The "Deferral Percentage" for any Plan Year of an Employee who is eligible to participate in this Plan shall be (i) the sum of the Deferral Contributions, Vested Matching Contributions and Vested Nonelective Contributions made by or on behalf of such Employee for such Plan Year (including Excess Deferrals of any Highly Compensated Employee but excluding Excess Deferrals of any Non-Highly Compensated Employee that arise solely under this Plan or any other plan of the Employer), divided by (ii) such Employee's Compensation for such Plan Year.

                  4.4.2.3 "Excess Contributions" for any Plan Year means the Deferral Contributions made to the Plan on behalf of Participants who are Highly Compensated Employees in excess of the limitations set forth in Section 4.4.1.

          4.4.3 If there are any Excess Contributions for any Plan Year, such Excess Contributions and the income allocable thereto shall be distributed to the Participants who are Highly Compensated Employees on or before the Anniversary Date of the following Plan Year; provided, however, that the Committee shall use its best efforts to cause such distribution to be made within two and one-half (2 1/2) months after the Anniversary Date of such Plan Year. The amount of Excess Contributions to be distributed to each Participant who is a Highly Compensated Employee shall be determined by (a) distributing amounts to the Highly Compensated Employee on whose behalf the largest dollar amount of Deferral Contributions were made for such Plan Year to the extent required to (i) enable the Plan to satisfy the limitations of Section 4.4.1, or
(ii) cause such Highly Compensated Employee's dollar amount of Deferral Contributions to equal the dollar amount of Deferral Contributions for the Highly Compensated Employee having the next highest dollar amount of Deferral Contributions for such Plan Year, and (b) such process shall be repeated until this Plan satisfies the limitation of Section 4.4.1. Income allocable to Excess Contributions to be distributed to a Participant under this Section 4.4.3 shall include income allocable to the Plan Year in which such Excess Contributions were made, but not income allocable to the period between the end of such Plan Year and the date of distribution. Income allocable to the Plan Year in which such Excess Contributions were made shall be calculated by multiplying the net amount of earnings, income, gains or losses (whether or not realized) on all Deferral Contributions, Vested Matching Contributions and Vested Nonelective Contributions made by or on behalf of such Participant during such Plan Year by a fraction, the numerator of which is the amount of such Excess Contributions made by or on behalf of such Participant for such Plan Year, and the denominator of which is the total balance in such Participant's Deferral Contribution Account, Vested Matching Contribution Account and Vested Nonelective Contribution Account on the Anniversary Date of such Plan Year, reduced by earnings, income and gains allocable to such accounts for such Plan Year and increased by losses allocable to such accounts for such Plan Year.

          4.4.4 For purposes of this Section 4.4, the Deferral Percentage of any Highly Compensated Employee who is eligible to participate in this Plan during the Plan Year and who is eligible to make deferral contributions, or to receive qualified matching contributions or qualified non-elective contributions allocated to his account under two or more plans described in Section 401(a) of the Code or arrangements described in Section 401(k) of the Code which are maintained by the Employer or an Affiliate, shall be determined as if all such contributions and elective deferrals were made under a single plan. In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Sections 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with this Plan, this Section 4.4 shall be applied by determining the Deferral Percentages of all Employees eligible to participate in this Plan as if all such plans were a single plan. Plans may be aggregated to satisfy Section 401(k) of the Code only if they have the same plan year. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(k) of the Code.

          4.4.5 The amount of Excess Contributions to be distributed under this Section 4.4 to a Highly Compensated Employee for a Plan Year shall be reduced by any Excess Deferrals previously distributed to such Highly Compensated Employee for the calendar year ending with or within such Plan Year.

     4.5  Actual Contribution Percentage Test
          -----------------------------------

          4.5.1 For each Plan Year, the Actual Contribution Percentage of the Highly Compensated Employees shall bear a relationship to the Actual Contribution Percentage of the Non-Highly Compensated Employees for the preceding Plan Year (or, if the Committee elects in the manner prescribed by the Secretary of the Treasury, the Plan Year) which meets either of the following two tests:

                  4.5.1.1 the Actual Contribution Percentage of the Highly Compensated Employees is not more than the Actual Contribution Percentage of the Non-Highly Compensated Employees multiplied by 1.25, or

                  4.5.1.2 the Actual Contribution Percentage of the Highly Compensated Employees is not more than the Actual Contribution Percentage of the Non-Highly Compensated Employees multiplied by two (2), and is not more than two
(2) percentage points higher than the Actual Contribution Percentage of the Non-Highly Compensated Employees, or such smaller number of percentage points as the Secretary of the Treasury may prescribe.

          4.5.2 For purposes of this Section 4.5, the terms "Actual Contribution Percentage," "Contribution Percentage" and "Excess Matching Contributions" shall have the following meanings:

                  4.5.2.1 For each Plan Year, the "Actual Contribution Percentage" of the Highly Compensated Employees shall be the average of the Contribution Percentages of all of the Highly Compensated Employees who are eligible to participate in this Plan, and the "Actual Contribution Percentage" of Non-Highly Compensated Employees shall be the average of the Contribution Percentages of all of the Non-Highly Compensated Employees who are eligible to participate in this Plan.

                  4.5.2.2 The "Contribution Percentage" for any Plan Year of an Employee who is eligible to participate in this Plan shall be (i) the sum of the Regular Matching Contributions and Discretionary Matching Contributions made by or on behalf of such Employee for such Plan Year (including Excess Matching Contributions of any Highly Compensated Employee but excluding Excess Matching Contributions of any Non-Highly Compensated Employee that arise solely under this Plan or any other plan of the Employer), divided by (ii) such Employee's Compensation for such Plan Year.

                  4.5.2.3 "Excess Matching Contributions" for any Plan Year means the Regular Matching Contributions and Discretionary Matching Contributions made to the Plan on behalf of Participants who are Highly Compensated Employees in excess of the limitations set forth in Section 4.5.1 and Section 4.6; provided, however, that Regular Matching Contributions and Discretionary Matching Contributions which are forfeited pursuant to Section 4.7 shall not be considered to be Excess Matching Contributions.

          4.5.3 If there are any Excess Matching Contributions for any Plan Year, such Excess Matching Contributions and the income allocable thereto shall be (a) forfeited to the extent not vested under Section 5.5 (provided, however, that no Regular Matching Contributions or Discretionary Matching Contributions which are so forfeited shall be allocated to the Regular Matching Contribution Accounts or Discretionary Matching Contribution Accounts of Highly Compensated Employees for whom Excess Matching Contributions are forfeited or distributed under this Section 4.5.3), or (b) distributed to the Participants who are Highly Compensated Employees on or before the Anniversary Date of the following Plan Year; provided, however, that the Committee shall use its best efforts to cause such distribution to be made within two and one-half (2 1/2) months after the Anniversary Date of such Plan Year. The amount of Excess Matching Contributions to be forfeited by or distributed to each Participant who is a Highly Compensated Employee shall be determined by (a) forfeiting amounts by or distributing amounts to the Highly Compensated Employee on whose behalf the largest dollar amount of Regular Matching Contributions and Discretionary Matching Contributions were made for such Plan Year to the extent required to (i) enable the Plan to satisfy the limitations of Sections 4.5.1 and 4.7, or (ii) cause such Highly Compensated Employee's dollar amount of Regular Matching Contributions and Discretionary Matching Contributions to equal the dollar amount of Regular Matching Contributions and Discretionary Matching Contributions for the Highly Compensated Employee having the next highest dollar amount of Regular Matching Contributions and Discretionary Matching Contributions for such Plan Year, and
(b) such process shall be repeated until this Plan satisfies the limitations of Sections 4.5.1 and 4.7. Income allocable to Excess Matching Contributions to be distributed to a Participant under this Section 4.5.3 shall include income allocable to the Plan Year in which such Excess Matching Contributions were made, but not income allocable to the period between the end of such Plan Year and the date of distribution. Income allocable to the Plan Year in which such Excess Matching Contributions were made shall be calculated by multiplying the net amount of earnings, income, gains or losses (whether or not realized) on all Regular Matching Contributions and Discretionary Matching Contributions made on behalf of such Participant during such Plan Year by a fraction, the numerator of which is the amount of such Excess Matching Contributions made by or on behalf of such Participant for such Plan Year, and the denominator of which is the total balance in such Participant's Regular Matching Contribution Account and Discretionary Matching Contributions Account on the Anniversary Date of such Plan Year, reduced by earnings, income and gains allocable to such account for such Plan Year and increased by losses allocable to such account for such Plan Year.

          4.5.4 For purposes of this Section 4.5, the Contribution Percentage of any Highly Compensated Employee who is eligible to participate in this Plan during the Plan Year and who is eligible to receive matching contributions to his account under two or more plans described in Section 401(a) of the Code or arrangements described in Section 401(m) of the Code which are maintained by the Employer or an Affiliate, shall be determined as if all such matching contributions were made under a single plan. In the event that this Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with this Plan, this Section 4.5 shall be applied by determining the Contribution Percentages of all Employees eligible to participate in this Plan as if all such plans were a single plan. Plans may be aggregated to satisfy Section 401(m) of the Code only if they have the same plan year. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(m) of the Code.

     4.6  No Multiple Use
          ---------------

          Regular Matching Contributions and Discretionary Matching Contributions made on behalf of Participants who are Highly Compensated Employees shall be deemed to constitute Excess Matching Contributions for any Plan Year in which the sum of the Actual Deferral Percentage and the Actual Contribution Percentage of Participants who are Highly Compensated Employees exceeds the greater of (a) the sum of (i) one-hundred twenty-five percent (125%) of the greater of Actual Deferral Percentage of the Non-Highly Compensated Employees for the preceding Plan Year (or, if the Committee elects in the manner prescribed by the Secretary of the Treasury, the Plan Year) or the Actual Contribution Percentage of the Non-Highly Compensated Employees for the preceding Plan Year (or, if the Committee elects in the manner prescribed by the Secretary of the Treasury, the Plan Year), and (ii) the lesser of two hundred percent (200%) or two (2) plus the lesser of such Actual Deferral Percentage of such Non-Highly Compensated Employees or such Actual Contribution Percentage of such Non-Highly Compensated Employees, or (b) the sum of (i) one-hundred twenty-five percent (125%) of the lesser of such Actual Deferral Percentage of such Non-Highly Compensated Employees or such Actual Contribution Percentage of such Non-Highly Compensated Employees, and (ii) the lesser of two hundred percent (200%) or two (2) plus the greater of such Actual Deferral Percentage of such Non-Highly Compensated Employees or such Actual Contribution Percentage of such Non-Highly Compensated Employees.

     4.7  Corrective Forfeiture of Regular Matching Contributions And
          -----------------------------------------------------------
Discretionary Matching Contributions
------------------------------------

          If any Excess Contributions are distributed under Section 4.4.3 for any Plan Year to Highly Compensated Employees, Regular Matching Contributions and Discretionary Matching Contributions made on account of such Excess Contributions, plus income allocable to such Regular Matching Contributions and Discretionary Matching Contributions (determined as though such Regular Matching Contributions and Discretionary Matching Contributions were Excess Matching Contributions under Section 4.5.3), shall be forfeited by such Highly Compensated Employees. Such forfeiture shall occur even if such Regular Matching Contributions and Discretionary Matching Contributions would otherwise be vested under Section 5.5. Any Regular Matching Contributions or Discretionary Matching Contributions which are forfeited under this Section 4.7 shall be treated as a forfeiture under Sections 5.2 and 7.6 as of the last day of the month in which the distribution of the related Excess Contributions occurs.

     4.8  Rollover Contributions
          ----------------------

          Subject to the approval of the Committee and of the Trustee, any Participant may contribute from time to time any amount, in cash or other property valued at its fair market value, determined as of the date of contribution, which constitutes a rollover contribution within the meaning of Sections 402(c), 403(a)(4) and 408(d)(3) of the Code.

     4.9  No Voluntary Contributions
          --------------------------

          No Participant may make any voluntary contributions to the Trust Fund.

     4.10  Transfers From Other Qualified Plans
           ------------------------------------

           Notwithstanding any other provision hereof, there may be transferred to the Trustee, subject to the approval of the Committee and of the Trustee, all or any of the assets held (whether by a trustee, custodian or otherwise) on behalf of any other plan which satisfies the applicable requirements of Section 401(a) of the Code and which is maintained for the benefit of any persons who are or are about to become Participants in this Plan.

     4.11  Participant Accounts
           --------------------

           The Committee shall maintain a Participant Account for each Participant which shall show the dollar value of his current interest in the Trust Fund as of each Valuation Date. Such dollar value shall be his interest in the Trust Fund until the next Valuation Date. The Committee may, in its discretion, designate any other date as an interim Valuation Date to reflect any substantial change in the fair market value of the Trust Fund from the preceding Valuation Date, or otherwise. Within the Participant Account of each Participant, the Committee shall maintain separate sub-accounts for Rollover Contributions made by such Participant and amounts transferred to this Plan under Section 4.10 for the benefit of such Participant and the earnings, losses and gains thereon (the "Rollover Contribution Account"), the Deferral Contributions made on behalf of such Participant and the earnings, losses and gains thereon (the "Deferral Contribution Account"), the Regular Matching Contributions made on behalf of such Participant and the earnings, losses and gains thereon (the "Regular Matching Contribution Account"), the Discretionary Matching Contributions made on behalf of such Participant and the earnings, losses and gains thereon (the "Discretionary Matching Contribution Account"), the Vested Matching Contributions made on behalf of such Participant and the earnings, losses and gains thereon (the "Vested Matching Contribution Account"), and the Vested Nonelective Contributions made on behalf of such Participant and the earnings, losses and gains thereon (the "Vested Nonelective Contribution Account"). Except for the maintaining of such sub-accounts, Rollover Contributions and amounts transferred to this Plan under Section 4.10 shall be held and administered in the same manner as the Employer Contributions, and the Trustee is authorized to hold Rollover Contributions and amounts transferred to this Plan under Section 4.10 and all other contributions to the Plan in the common Trust Fund, without segregation of assets.

                                   ARTICLE V
               DETERMINATION AND VESTING OF EMPLOYEES' INTERESTS
               -------------------------------------------------

     5.1  Allocation to Participant Accounts
          ----------------------------------

          The Participant Account of each Participant shall be credited with the following amounts:

          5.1.1   Allocation of Deferral Contributions: Deferral Contributions
                  ------------------------------------
for each Plan Year to the Trust Fund shall be allocated among the Deferral Contribution Accounts of the Participants in the actual amounts contributed by or for such Participants.

          5.1.2   Allocation of Regular Matching Contributions:  Regular
                  --------------------------------------------
Matching Contributions for each Plan Year to the Trust Fund shall be allocated among the Regular Matching Contribution Accounts of the Participants in the actual amounts contributed for such Participants.

          5.1.3   Allocation of Discretionary Matching Contributions:  The
                  --------------------------------------------------
Discretionary Matching Contributions for each Plan Year to the Trust Fund shall be allocated on the Anniversary Date to the Discretionary Matching Contribution Accounts of the Participants in the following order of priority:

                  (a) First, an amount shall be allocated to the Discretionary Matching Contribution Account of each Participant whose Employment with the Employer was terminated, who later returned to Employment with the Employer and who is entitled to have the amount of his forfeiture restored under the provisions of Section 7.7, in an amount necessary to restore any such forfeiture; and

                  (b) Thereafter, the balance of the Discretionary Matching Contributions for such Plan Year shall be allocated to the Discretionary Matching Contribution Account of each Active Participant in proportion to such Active Participant's Deferral Contributions at the levels determined by the Board of Directors under Section 4.1.3.

          5.1.4   Allocation of Vested Matching Contributions:  Vested Matching
                  -------------------------------------------
Contributions for each Plan Year to the Trust Fund shall be allocated on the Anniversary Date among the Vested Matching Contribution Accounts of the Participants who are Non-Highly Compensated Employees in the actual amounts contributed for such Participants.

          5.1.5   Allocation of Vested Nonelective Contributions:  Vested
                   ---------------------------------------------
Nonelective Contributions for each Plan Year to the Trust Fund shall be allocated on the Anniversary Date to the Vested Nonelective Contribution Accounts of the Participants who are Non-Highly Compensated Employees in the amounts which the Committee determines are necessary for the Plan to pass the actual deferral percentage test of Section 4.4 for the Plan Year; provided, however, that the Vested Nonelective Contributions need not be allocated to all Participants who are Non-Highly Compensated Employees, or among such Participants in the ratio which their respective Compensation for such Plan Year bears to the total Compensation of all Participants for such Plan Year who were Non-Highly Compensated Employees.

          5.1.6   Allocation of Earnings of Trust Fund:  Earnings, losses,
                  ------------------------------------
expenses, gains and changes in value of the Trust Fund shall be allocated to the Participant Accounts of all Participants as of each Valuation Date, but no less frequently than annually. The amounts of such earnings, losses, expenses, gains and changes in value to be allocated to the Participant Account of a Participant shall bear the same ratio to the total amounts of such earnings, losses, gains and changes in value as the dollar value of such Participant's Participant Account (exclusive of cash values of life insurance contracts which the Committee determines are for the benefit of an insured Participant) prior to the allocation under this Section 5.1.6 and prior to the allocation of Contributions under Sections 5.1.1, 5.1.2, 5.1.3, 5.1.4, and 5.1.5 bears to the total dollar value of all Participant Accounts prior to such allocations. Earnings, losses, gains and changes in value allocated to the Participant Account of a particular Participant pursuant to this Section 5.1.6 shall be further allocated to such Participant's Deferral Contribution Account, Regular Matching Contribution Account, Discretionary Matching Account, Vested Matching Contribution Account and Vested Nonelective Contribution Account in the ratio which the dollar value of each of such accounts prior to the allocations under Sections 5.1.1, 5.1.2, 5.1.3, 5.1.4, and 5.1.5 and prior to the allocation under this Section 5.1.5 bears to the dollar value of such Participant's entire Participant Account prior to such allocations. Dividends and interest earned on any life insurance contract which the Committee determines are for the benefit of an insured Participant shall be allocated to the Participant Account of such Participant. Notwithstanding the foregoing, if the assets in a Participant's Participant Account are invested in one or more investment funds, pools, or vehicles at the direction of the Participant as described in Section 2.3.5, such Participant's Participant Account shall be increased by the amount of any earnings, gains and increases in value, and decreased by the amount of any losses, expenses and decreases in value, which actually resulted from the investment of the assets in his Participant Account in such investment funds, pools, or vehicles during the Plan Year.

     5.2  Forfeitures
          -----------

          All amounts representing forfeitures, as described in Section 7.6, shall be applied to reduce the Regular Matching Contributions and Discretionary Matching Contributions to be made by the Employer, and, as such, shall be allocated to the Regular Matching Contribution Accounts of the Participants in the manner set forth in Section 5.1.2 or the Discretionary Matching Contribution Accounts of the Participants in the manner set forth in Section 5.1.3; provided, however, that no such forfeitures shall be allocated for a Plan Year to any Participants who are Highly Compensated Employees and who have Excess Matching Contributions for such Plan Year.

     5.3  Overall Contribution Limitation
          -------------------------------

          Notwithstanding the foregoing provisions of this Article V:

          5.3.1 In any Plan Year, the Annual Additions allocated to the Participant Accounts of any Participant, together with the Annual Additions allocated to his account in any other defined contribution plan, as defined in
Section 414(i) of the Code, maintained by an Employer shall not exceed the lesser of (1) twenty-five percent (25%) of such Participant's Compensation, or
(2) $30,000.00. Any adjustment pursuant to Section 415(d) of the Code shall be effective as of January 1 of the calendar year and shall apply with respect to the Limitation Year ending with or within such calendar year. For purposes of this Section 5.3, "Annual Additions" shall mean the sum for any Plan Year of (1) the Employer Contributions allocated to a Participant's Participant Account, (2) the amount of such Participant's employee contributions and voluntary employee contributions to all defined contribution plans maintained by the employer, (3) forfeitures allocated to the Participant, and
(4) any amount attributable to post-retirement medical benefits which an Employer allocates to an account maintained for the Participant under Section 419A(d)(1) of the Code, or any amount described in Section 415(a)(1) of the Code. The percentage-of-Compensation limitation set forth in clause (1) of the first sentence of this Section 5.3.1 shall not apply to any amount attributable to post-retirement medical benefits which an Employer allocates to an account maintained for the Participant under Section 419A(d)(1) of the Code which is otherwise treated as an Annual Addition or to any amount described in Section 415(a)(1) of the Code which is otherwise treated as an Annual Addition. The Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all employee contributions as part of such Annual Addition; but only the lesser of the amount of a Participant's employee contributions in excess of six percent (6%) of his Eligible Compensation or one-half ( 1/2) of his employee contributions to all defined contribution plans maintained by the Employer shall be included in any such Annual Addition. The term "Annual Additions" shall not include the amount of any rollover contributions as that term is used in Section 415(c)(2) of the Code. The Plan Year shall be the "Limitation Year" under Section 415 of the Code.

          5.3.2 For any Limitation Year beginning on or before December 31, 1999 in which the Employer maintains a defined benefit plan in addition to this Plan, if the Annual Addition to a Participant's Participant Account in a Plan Year would cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction, as defined below, to exceed 1.0 for such Plan Year, any amount which would have been allocated to a Participant's Participant Account which would have caused the sum of the aforementioned fractions to exceed 1.0 shall be reallocated pursuant to Section 5.1.1. If, after applying
Section 5.1.1, there still remains any amount which will cause the sum of the aforementioned fractions to exceed 1.0, then such amounts shall be used to reduce Employer Contributions for the current or next succeeding Plan Year. For the purpose of this Section 5.3.2, "Defined Benefit Plan Fraction" shall mean a fraction for any Plan Year (a) the numerator of which is the projected annual benefit of the Participant under the defined benefit plan (determined as of the Anniversary Date), and (b) the denominator of which is the lesser of (i) the maximum dollar limitation for such Plan Year in effect under Section 415(b)(1)(A) of the Code multiplied by 1.25, or (ii) the amount determined under the percentage-of-compensation limitation of Section 415(b)(1)(B) of the Code for such Plan Year multiplied by 1.4. If an Employee was a Participant as of the first day of the first Limitation Year (as defined in Section 5.9.10) beginning after December 31, 1986 in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986 and which (individually and in the aggregate) satisfied the requirements of Section 415 of the Code for all Limitation Years beginning before January 1, 1987, the denominator of the Defined Benefit Plan Fraction shall not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which such Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of such plans after May 5, 1986. For the purpose of this Section 5.3.2, "Defined Contribution Plan Fraction" shall mean a fraction for any Plan Year (a) the numerator of which is the sum of the Annual Additions to the Participant Account (determined as of the Anniversary
Date), and (b) the denominator of which is the sum for all of the Participant's Years of Service of the lesser for each such Year of Service of (i) the dollar limitation in effect for such Plan Year under Section 415(c)(1)(A) of the Code (determined without regard to the special limitation for employee stock ownership plans under Section 415(c)(6) of the Code) multiplied by 1.25, or (ii) the amount determined under the applicable percentage-of-compensation limitation for such Plan Year multiplied by 1.4. If this Plan was in existence on or before July 1, 1982, the Committee may elect to compute the defined contribution fraction for any Plan Year ending after December 31, 1982 by taking into account for the denominator of such fraction for each Participant for all Plan Years ending before January 1, 1983 an amount equal to the product of (A) the amount of the denominator determined under Section 415(e)(3)(B) (as in effect for the Plan Year ending in 1982) for all Plan Years ending in or before 1982, multiplied by (B) a fraction, the numerator of which is the lesser of (I) $51,875.00 or (II) 1.4 multiplied by twenty five percent (25%) of the Participant's Eligible Compensation for the Plan Year ending in 1981, and the denominator of which is the lesser of (i) $41,500.00 or (ii) twenty five percent (25%) of the Participant's Eligible Compensation for the Plan Year ending in 1981. If this Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the Defined Contribution Plan Fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction computed under Section 415(e)(1) of the Code (and pursuant to the provisions of this Plan effective as of May 1, 1987) does not exceed 1.0 for such Limitation Year beginning before January 1, 1987.

          5.3.3 In the event that corrective adjustments in any Participant's Participant Account are required pursuant to Sections 5.3.1 or 5.3.2, the Annual Addition to such accounts shall be reduced by corrective adjustments made in the following order of precedence:

                         (1)   Return to such Participant all or a portion of
such Participant's employee contributions or voluntary contributions made to any defined contribution plan of the employer;

                         (2)   Return to such Participant of all or a portion
of his elective deferral contributions (within the meaning of Section 402(g)(3) of the Code) pursuant to any salary deferral plan under Section 401(k) of the Code;

                         (3)   Apply such excess amount to reduce Employer
Contributions and forfeitures allocated to such Participant in the next Limitation Year, and, if necessary, in each succeeding Limitation Year, if the Participant remains a participant in the Plan at the end of such Limitation Year;

                         (4)   Hold the excess amount unallocated in a suspense
account, which such suspense account shall be applied to reduce Employer Contributions allocated to all remaining Participants in the next Limitation Year, and, if necessary, each succeeding Limitation Year. If a suspense account is in existence at any time during a Limitation Year pursuant to this Section 5.3.3, (a) such suspense account shall not participate in the allocation of investment gains and losses, and (b) all amounts in such suspense account must be allocated and reallocated to Participants' accounts before any Employer Contribution or any Employee Contributions may be made to the Plan for such Limitation Year. Excess amounts may not be distributed to Participants or former Participants;

                         (5)   If a Participant's Annual Additions under this
Plan and all other defined contribution plans, welfare benefit funds, or individual medical accounts maintained by an Employer would result in an excess amount for a Limitation Year, such excess amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a simplified employee pension will be deemed to have been allocated first, followed by Annual Additions to a welfare benefit fund or individual medical account, regardless of the actual allocation date;

                         (6)   If the allocation date of this Plan coincides
with the allocation date of any other defined contribution plan, welfare benefit fund, or individual medical account maintained by an Employer, the excess amount attributable to this Plan shall be the product of: (a) the total excess amount allocated as of such date, multiplied by (b) the ratio of (i) the Annual Addition allocated to the Participant for such Limitation Year as of such allocation date under this Plan, to (ii) the total Annual Additions allocated to the Participant for such Limitation Year as of such allocation date under this Plan and all other defined contribution plans, welfare benefit funds, and individual medical accounts maintained by an Employer; and

                         (7)   Corrective adjustments made pursuant to the
provisions of each defined benefit plan maintained by the employer.

     5.4  Certain Compensation
          --------------------

          In the event that in any year any Participant's total Compensation, including the amount of the Employer Contribution and forfeitures allocated to the Participant Account of such a Participant pursuant to this Plan (hereinafter referred to as "Total Compensation") is found to be unreasonable in amount and results in the disallowance of a deduction to the Employer in the Plan Year in which a final determination is made with respect to the deductibility of such Total Compensation the Employer Contribution allocated to the Participant Account of such Participant with respect to the year in question shall be reduced by an amount which is proportionate to the amount of Total Compensation for which a deduction is disallowed divided by the amount of Total Compensation for which the Employer has taken a deduction. Such excess contribution, and any earnings thereon, shall be reallocated to the remaining Participants in the same proportions provided in Sections 5.1.2 or 5.1.3 herein in the year of such final determination. To the extent that the excess contribution, together with amounts already contributed to the Plan, exceeds the limitation with respect to the deductibility of Employer Contributions contained in Section 404(a)(3) of the Code, such amount shall constitute a contribution carryover.

     5.5  Vesting of Participants' Interests
          ------------------------------------


          5.5.1 A Participant's interest shall become vested to the extent of the sum of (1) the total of his Rollover Contribution Account, Deferral Contribution Account, Vested Matching Contribution Account, and Vested Nonelective Contribution Account, and (2) the following scheduled percentages of the such Participant's Regular Matching Contribution Account and Discretionary Matching Contribution Account:

               Years of Service                Fraction Vested
               ----------------                ---------------
               Less than  1                     0
                          1                    20%
                          2                    40%
                          3                    60%
                          4                    80%
                          5 or more            100%

provided, that when any Participant reaches his Normal Retirement Date, dies or suffers Total Disability while an Employee of the Employer, his entire interest in his Regular Matching Contributions Account and Discretionary Matching Contributions Account shall become fully vested without regard to his Years of Service; and provided, further, that, notwithstanding the schedule set forth above, the Regular Matching Contributions and Discretionary Matching Contributions (and earnings allocable thereto) of a Participant who is a Highly Compensated Employee may be forfeited as set forth in Section 4.7. Any portion of the interest of a Participant which has not become vested, as herein provided, shall be a forfeitable interest. Any interest in the Trust Fund shall be and become payable to such Participant or his Beneficiaries only as and to the extent provided in this Plan; and a Participant or former Participant who dies having designated a Beneficiary shall cease to have any interest hereunder in the Trust Fund or in his Participant Account, and his Beneficiary shall become entitled to payment thereof as herein provided by virtue of the terms of this Plan and not as a result of any transfer of said interest or Participant Account.

          5.5.2 For purposes of computing Years of Service for use in the application of Section 5.5.1, the following rules shall apply and, except as otherwise provided by said rules, all Years of Service shall be taken into account:

                  (a) In the case of any Employee who has or had a One Year Break in Service, Years of Service before such One Year Break in Service shall not be taken into account until he has completed one (1) Year of Service after his return.

                  (b) In the case of a Participant all of whose interest in the Trust Fund derived from Employer Contributions is a forfeitable interest, Years of Service before a One Year Break in Service shall not be taken into account at any time if the number of consecutive One Year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of Years of Service prior to such One Year Breaks in Service. Such aggregate number of Years of Service before such One Year Breaks in Service shall not include any Years of Service not required to be taken into account by reason of any prior One Year Break in Service.

                  (c) Years of Service subsequent to any Participant's incurring five (5) consecutive One Year Breaks in Service shall not be taken into account for purposes of calculating the percentage of vesting of that portion of such Participant's Participant Account which is attributable to Employer Contributions made prior to such One Year Breaks in Service.

     5.6  Election of Former Vesting Schedule
          -----------------------------------

          In the event the vesting schedule of this Plan is amended, any Participant who has completed at least three (3) Years of Service may elect to have his vested interest in Employer Contributions and earnings thereon determined without regard to such amendment by notifying the Committee in writing during the election period as hereafter defined. The election period shall begin on the date such amendment is adopted and shall end no earlier than the latest of the following dates:

                  (a) the date which is sixty (60) days after the date the amendment is adopted;

                  (b) the date which is sixty (60) days after the day the amendment becomes effective; or

                  (c) the date which is sixty (60) days after the day the Participant is issued written notice of the amendment by the Employer or the Committee. Such election shall be available only to an individual who is a Participant at the time such election is made and such election shall be irrevocable.

     5.7  Changes in Vesting Schedule
          ---------------------------

          In the event that the vesting schedule of this Plan is amended, the vested interest of any person who is a Participant on the date such amendment is adopted, or on the effective date of such amendment, if later, shall not be less than the vested interest computed under the Plan without regard to such amendment.

                                  ARTICLE VI
                               TOP HEAVY STATUS
                               ----------------

     6.1  Definitions Relating to Top Heavy Status
          ----------------------------------------

          For purposes of this Article VI, the following terms are defined as follows:

          6.1.1 "Aggregate Account" means, with respect to a participant in a defined contribution plan, such participant's account balance as of the most recent valuation date occurring within the twelve (12) month period ending on the Determination Date, adjusted as provided in Sections 6.1.1(a) and 6.1.1(b).

                  (a) In the case of a defined contribution plan which is not subject to the minimum funding requirements of Section 412 of the Code, the Aggregate Account shall include the amount of any contribution allocated to such participant's account which is actually made after the valuation date but on or before the Determination Date; provided, however, that in the first plan year of such defined contribution plan, such Aggregate Account shall also include the amount of any contribution made after the Determination Date which is allocated to the account of such participant as of any date in such first plan year. In the case of a defined contribution plan which is subject to the minimum funding requirements of Section 412 of the Code, the Aggregate Account of a participant shall include contributions which would be allocated to such participant as of any date which is not later than the Determination Date, even though such amounts are not required to be contributed to the plan as of such date.

                  (b) The Aggregate Account of a participant in a defined contribution plan shall include the following:

                        (1) Any distributions made from such defined contribution plan to such participant within the plan year which includes the Determination Date, and within the four (4) preceding plan years; provided, however, that the Aggregate Account of a participant shall not include distributions made after the valuation date but before the Determination Date, to the extent that such distributions are already included in such participant's Aggregate Account as of the valuation date.

                        (2) All employee contributions, whether voluntary or mandatory, and all employer contributions attributable to a salary reduction or similar arrangement.

                        (3) All Unrelated Rollovers (as defined in Section 6.1.1(c)) accepted by such defined contribution plan on behalf of such participant before January 1, 1984, and all Related Rollovers (as defined in Section 6.1.1(c)) accepted by such defined contribution plan on behalf of such participant.

                  (c) For purposes of this Section 6.1.1 and Section 6.1.6, a "Related Rollover" means a rollover or plan-to-plan transfer not initiated by the participant, or made to a plan maintained by the same employer from which such rollover or transfer is made. For purposes of this Section 6.1.1 and
Section 6.1.6, an "Unrelated Rollover" means a rollover or a plan-to-plan transfer initiated by the participant and made from a plan maintained by one employer to a plan maintained by another employer. For purposes of Section 6.1.1(b) and Section 6.1.6(b), all Unrelated Rollovers shall be deemed to be distributions, but no Related Rollover shall be deemed to be a distribution. In determining whether a rollover or plan-to-plan transfer is made between plans maintained by different employers, all employers aggregated under Section 414(b), (c) or (m) of the Code shall be treated as being the same employer.

          6.1.2 "Determination Date" means (a) the last day of the preceding plan year, or (b) in the case of the first plan year, the last day of such plan year.

          6.1.3 "Key Employee" means any employee or former employee (and any beneficiaries of any such employee or former employee) who, at any time during the plan year or any of the preceding four (4) plan years, is one or more of the following:

                  (a) An officer of the employer having annual Compensation greater than one hundred fifty percent (150%) of the dollar limitation in effect under Section 415(c)(1)(A) of the Code; provided, however, that not more than fifty (50) employees (or, if less, the greater of three (3) or ten percent (10%) of the employees of all employers required to be aggregated under Sections 414(b), (c) and (m) of the Code) shall be treated as officers.

                  (b) One of the ten (10) employees who has annual Compensation from the employer which exceeds the dollar limitation in effect under Section 415(c)(1)(A) of the Code and who owns, or is considered as owning, within the meaning of Section 318 of the Code, the largest interests (but not less than one-half of one percent ( 1/2%)) in any employer required to be aggregated under Sections 414(b), (c) or (m) of the Code; provided, however, that if two (2) employees have the same interest in the employer, the employee having greater annual compensation from the employer shall be treated as having a larger interest.

                  (c) A "Five Percent Owner" of the employer. The term "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Section 318 of the Code) more than five percent (5%) of the outstanding stock of the employer, or stock possessing more than five percent (5%) of the total combined voting power of all stock in the employer, or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in such employer.

                  (d) Any employee who (a) receives annual Compensation from the employer of more than One Hundred Fifty Thousand Dollars ($150,000.00), and
(b) owns (or is considered as owning within the meaning of Section 318 of the Code) more than one percent (1%) of the outstanding stock of the employer, or stock possessing more than one percent (1%) of the total combined voting power of all stock of the employer, or, in the case of an unincorporated employer, any person who owns more than one percent (1%) of the capital or profits interest in such employer.

          6.1.4   "Non-Key Employee" means any employee who is not a Key
Employee.

          6.1.5 "Permissive Aggregation Group" means all plans included in a Required Aggregation Group (as defined in Section 6.1.7), and any other plan which is not required to be included in the Required Aggregation Group, provided that the resulting group of plans, taken as a whole, satisfies the non-discrimination provisions of Section 401(a)(4) of the Code and the coverage provisions of Section 410 of the Code.

          6.1.6 "Present Value of Accrued Benefit" means, with respect to a participant in a defined benefit plan, the present value of such participant's accrued benefit as of the plan's most recent valuation date occurring within the twelve (12) month period ending on the Determination Date, computed as provided in Section 6.1.6(a), and adjusted as provided in Section 6.1.6(b).

                  (a) The accrued benefit of any Non-Key Employee shall be determined (i) under the method, if any, which is used for accrual purposes for all defined benefit plans of the Employer and its Affiliates, or (ii) if there is no such method, as if benefits accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code. The Present Value of Accrued Benefit shall be computed using the actuarial assumptions used by the defined benefit plan for minimum funding and actuarial equivalence purposes; provided, however, that no assumptions as to future salary increases or future withdrawals may be used. If the normal form of benefit under the defined benefit plan is a qualified joint and survivor annuity, the spouse of a participant may be assumed to be the same age as the participant for purposes of computing the participant's Present Value of Accrued Benefit. The Present Value of Accrued Benefit shall reflect a benefit commencing at the defined benefit plan's normal retirement age; provided, however, that any benefit which applies to a group of Employees which does not independently satisfy the coverage requirements of
Section 410 of the Code shall be assumed to commence at the age at which such benefit is most valuable. Benefits which do not relate to retirement benefits, such as preretirement death and disability benefits and post-retirement medical benefits, shall not be taken into account. Subsidized early retirement benefits and subsidized benefit options shall not be taken into account unless such benefits apply to a group of employees which does not independently satisfy the coverage requirements of Section 410 of the Code. For the first plan year of a defined benefit plan, a participant's Present Value of Accrued Benefit shall be calculated as if the participant terminated service as of the Determination Date, or as if the participant terminated service as of the valuation date, but taking into account the estimated Present Value of Accrued Benefit as of the Determination Date. For any other plan year, a participant's Present Value of Accrued Benefit shall be calculated as if the participant terminated service as of the valuation date.

                  (b) A participant's Present Value of Accrued Benefit in a defined benefit plan shall include the following:

                        (1) Any distributions made from such defined benefit plan to such participant within the plan year which includes the Determination Date, and within the four (4) preceding plan years; provided, however, that the participant's Present Value of Accrued Benefit shall not include distributions made after the valuation date but before the Determination Date, to the extent that such distributions are already included in such participant's Present Value of Accrued Benefit as of the valuation date.

                        (2) All employee contributions, whether voluntary or mandatory, and all employer contributions attributable to a salary reduction or similar arrangement.

                        (3) All Unrelated Rollovers (as defined in Section 6.1.1(c)) accepted by such defined benefit plan on behalf of such participant before January 1, 1984, and all Related Rollovers (as defined in Section 6.1.1(c)) accepted by such defined benefit plan on behalf of such participant.

          6.1.7 "Required Aggregation Group" means each plan of the employer in which a Key Employee is a participant, and each other plan of the employer which enables any plan in which a Key Employee participates to satisfy the nondiscrimination requirements of Section 401(a)(4) of the Code and the coverage requirements of Section 410 of the Code.

          6.1.8 "Top Heavy Year" means any Plan Year commencing after December 31, 1983 in which this Plan is a Top Heavy Plan.

     6.2  Determination of Top Heavy Status
          ---------------------------------

          In determining whether this Plan is a Top Heavy Plan, the following provisions shall apply:

          6.2.1 This Plan shall be a "Top Heavy Plan" for any Plan Year commencing after December 31, 1983, in which, as of the Determination Date, either (a) the Aggregate Accounts of Key Employees exceed sixty percent (60%) of the Aggregate Accounts of all Employees under this Plan, or (b) this Plan is part of a Required Aggregation Group which is a Top Heavy Group, unless this Plan is also part of a Permissive Aggregation Group which is not a Top Heavy Group.

          6.2.2 This Plan shall be a "Super Top Heavy Plan" for any Plan Year commencing after December 31, 1983, in which, as of the Determination Date, either (a) the Aggregate Accounts of Key Employees exceed ninety percent (90%) of the Aggregate Accounts of all Employees under this Plan, or (b) this Plan is part of a Required Aggregation Group which is a Super Top Heavy Group, unless this Plan is also part of a Permissive Aggregation Group which is not a Super Top Heavy Group.

          6.2.3 A Permissive Aggregation Group or a Required Aggregation Group constitutes a "Top Heavy Group" if (a) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in such Permissive Aggregation Group or Required Aggregation Group, and (b) the Aggregate Accounts of Key Employees under all defined contribution plans included in such Permissive Aggregation Group or Required Aggregation Group exceed sixty percent (60%) of similar sums of all employees.

          6.2.4 A Permissive Aggregation Group or a Required Aggregation Group is a "Super Top Heavy Group" if (a) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in such Permissive Aggregation Group or Required Aggregation Group, and (b) the Aggregate Accounts of Key Employees under all defined contribution plans included in such Permissive Aggregation Group or Required Aggregation Group exceed ninety percent (90%) of similar sums of all employees.

          6.2.5 In determining the status of this Plan as a Top Heavy Plan or Super Top Heavy Plan, the Present Value of Accrued Benefit or the Aggregate Account (under this Plan or any other plan which is part of a Required Aggregation Group or Permissive Aggregation Group of which this Plan is part) of an employee shall be disregarded if either (a) such employee is a Non-Key Employee in any plan year, but was a Key Employee in any prior plan year, or (b) such employee has not received any compensation from the Employer (other than benefits under a plan) at any time during the five (5) year period ending on the Determination Date.

     6.3  Consequences of Top Heavy Status
          --------------------------------

          Notwithstanding any other provision of this Plan, the following provisions shall apply in any Top Heavy Year:


          6.3.1 In any Top Heavy Year, the annual Compensation of each Participant which shall be taken into account under this Plan shall be limited to Two Hundred Thousand Dollars ($200,000.00), subject to any cost of living adjustment made by the Secretary of the Treasury. Any such adjustment shall be effective as of January 1 of the calendar year and shall apply with respect to Plan Years ending with or within such calendar year.

          6.3.2 For each Top Heavy Year, each Participant who is a Non-Key Employee and whose Employment has not been terminated as of the Anniversary Date shall receive a minimum allocation of Employer Contributions and forfeitures to his Participant Account equal to three percent (3%) of his Compensation for such Plan Year, subject to the following provisions:

                  (a) Notwithstanding the foregoing, the ratio of the Employer Contributions and forfeitures allocated to the Participant Account of a Non-Key Employee in a Top Heavy Year to the Compensation of such Non-Key Employee for such Top Heavy Year shall not exceed the highest ratio of Employer Contributions and forfeitures allocated to the Participant Account of any Key Employee for such Top Heavy Year to the Compensation of such Key Employee in such Top Heavy Year. This Section 6.3.2(a) shall not apply if this Plan is required to be included in a Required Aggregation Group or a Permissive Aggregation Group and enables any defined benefit plan required to be included in such Required Aggregation Group or Permissive Aggregation Group to meet the requirements of
Section 401(a)(4) or 410 of the Code.

                  (b) If, in a Top Heavy Year, a Non-Key Employee participates both in this Plan and in a defined benefit plan, and this Plan and such defined benefit plan are part of a Required Aggregation Group which is a Top Heavy Group, the Committee shall adjust the minimum allocation provided for such Non-Key Employee under this Section 6.3.2 to prevent inappropriate omissions or required duplications of minimum benefits or allocations. Such adjustment shall be made under the comparability analysis method of Treasury Regulation Section 1.416-1 M-12.

                  (c) In each Top Heavy Year, the minimum allocation provided in this Section 6.3.2 shall be allocated to the Participant Account of each Participant who is a Non-Key Employee and whose Employment has not been terminated as of the Anniversary Date of such Top Heavy Year, including Non-Key Employees who have (1) do not participate because they failed to complete one thousand (1,000) Hours of Service, (2) do not participate because they declined or failed to make, or withdraw, mandatory employee contributions under this Plan or (3) do not participate in this Plan because their compensation is less than a stated amount but are counted in order to satisfy the coverage requirements of
Section 410 of the Code.

          6.3.3 In computing the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction under Section 5.3.2, "1.0" shall be substituted for "1.25" in any Top Heavy Year in which either:

                  (a)   this Plan is a Super Top Heavy Plan, or

                  (b) this Plan is not a Super Top Heavy Plan, unless the minimum allocation allocated to the Participant Account of each Non-Key Employee for such Top Heavy Year under Section 6.3.2 is computed by substituting "four percent (4%)" for "three percent (3%)".

          6.3.4 In each Top Heavy Year, the vested percentage of a Participant in the Employer Contributions and gains and earnings thereon allocated to him shall be at least equal to the applicable percentage set forth on the following schedule:

     Years of Service            Vested Percentage
     ----------------            -----------------
     less  than two              -0-
           two                   20%
           three                 40%
           four                  60%
           five                  80%
           six or more           100%


     For purposes of this Section 6.3.4, each Participant's Years of Service shall be determined as set forth in Section 5.5. Notwithstanding the foregoing, if a Participant does not complete one (1) or more Hours of Service in any Top Heavy Year, the vested portion of such Participant's interest in Employer Contributions and the earnings and gains thereon shall be determined under
Section 5.5. If this Plan ceases to be a Top Heavy Plan, vesting under the Plan shall thereafter be determined under the vesting schedule set forth in Section
5.5. Any such reversion shall be treated as an amendment to this Plan which is subject to the provisions of Section 5.7.

                                  ARTICLE VII
               DISTRIBUTIONS AND WITHDRAWALS FROM THE TRUST FUND
               -------------------------------------------------

     7.1  Events Causing Distribution or Permitting Withdrawal
          ----------------------------------------------------

          A Participant's vested interest in the Trust Fund shall be distributed upon his death, Total Disability, retirement or termination of Employment to such Participant, such Participant's surviving spouse or such Participant's Beneficiary as set forth in Section 7.5. A Participant may take withdrawals from the Trust Fund before his death, Total Disability, retirement or termination of Employment under the circumstances set forth in Sections 7.4,
7.10 and 7.16.

     7.2  Definitions Relating to Distributions
          -------------------------------------

          For purposes of this Article VII, the following terms are defined as follow:

          7.2.1 "Actuarial Equivalent" shall mean a benefit of equivalent value when computed using actuarial assumptions which shall be established by the Committee from time to time as the Committee deems necessary and after consultation with the Plan's actuary.

          7.2.2 "Annuity Starting Date" means the first day of the first period for which a Participant receives an amount as an annuity (whether by reason of retirement or disability) or in any other form.

          7.2.3 "Qualified Joint and Survivor Annuity" means, in the case of a married Participant, an immediate annuity which is (a) for the life of the Participant with a survivor annuity for the life of the Participant's spouse, the amount of which is equal to fifty percent (50%) of the amount of the annuity which is payable during the joint lives of the Participant and the Participant's spouse, and (b) the Actuarial Equivalent of a single life annuity for the life of the Participant. In the case of an unmarried Participant, the term "Qualified Joint and Survivor Annuity" means an immediate life annuity. The term "Qualified Joint and Survivor Annuity" also includes any annuity in a form having the effect of an annuity described in the preceding sentences.

          7.2.4 "Qualified Preretirement Survivor Annuity" means an annuity for the life of the surviving spouse of a Participant, the Actuarial Equivalent of which is equal to or greater than fifty percent (50%) of the Participant's Participant Account balance as of the date of the Participant's death.

     7.3  Information to be Furnished to Committee
          ----------------------------------------

          For the purpose of enabling the Committee to determine the portion of the Participant's interest in the Trust Fund which is vested and distributable, the Employer shall certify to the Committee in writing the following information as soon as possible following his retirement, death, Total Disability, or termination of Employment:

                    (1)  Name and address;

                    (2) Date on which Participant retired, died or became Totally Disabled or otherwise left the employ of the Employer;

                    (3)  Number of Years of Service; and

                    (4)  Age upon death or termination of Employment.

     7.4  Withdrawals From Rollover Contribution Accounts
          -----------------------------------------------

          A Participant may take a withdrawal from his Rollover Contribution Account at any time and for any reason, provided that no such withdrawal shall be in the form of an annuity.

     7.5  Form of Distribution - Transferee Plan
          --------------------------------------

          The following provisions shall apply to any distribution from the Trust Fund on the death, Total Disability, retirement or Termination of Employment of a Participant:

          7.5.1   Right to Qualified Joint and Survivor Annuity:  A Participant
                  ---------------------------------------------
who retires or whose Employment is terminated shall receive the value of his benefits in the form of a Qualified Joint and Survivor Annuity, unless such Participant elects to waive the right to receive his benefits in the form of a Qualified Joint and Survivor Annuity within the period of ninety (90) days ending on the Annuity Starting Date. Any such election shall be in the form set forth in Section 7.5.3, and may be revoked at any time during the period of ninety (90) days ending on the Annuity Starting Date.

          7.5.2   Right to Qualified PreRetirement Survivor Annuity:  If a
                  -------------------------------------------------
Participant dies before the Annuity Starting Date and leaves a surviving spouse, such Participant's death benefit shall be paid to the surviving spouse in the form of a Qualified PreRetirement Survivor Annuity, unless such Participant elected to waive the right to have death benefits paid in the form of a Qualified PreRetirement Survivor Annuity within the period beginning on the first day of the Plan Year in which such Participant attained the age of thirty-five (35) years and ending on the date of such Participant's death. If a Participant separates from Service before the first day of the Plan Year in which he attains the age of thirty-five (35) years, the election period shall begin on the date of his separation from Service with respect to the balance in his Participant Account as of the date of separation from Service. A Participant who will not yet attain the age of thirty-five (35) years as of the end of any Plan Year may make a special election to waive the Qualified PreRetirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain the age of thirty-five (35) years. Such election shall not be valid unless the Participant receives a written explanation of the Qualified PreRetirement Survivor Annuity in such terms as are comparable with the explanation required under Section 7.5.4(b). Qualified PreRetirement Survivor Annuity coverage will be reinstated automatically as of the day of the Plan Year in which the Participant attains the age of thirty-five (35) years, and any new waiver of the Qualified PreRetirement Survivor Annuity on or after such date shall be subject to all of the requirements of this Section 7.5.2 and all other requirements of Section 7.5.3 and 7.5.4(b). Such Qualified PreRetirement Survivor Annuity shall commence not later than a reasonable period after such Participant's death, unless the surviving spouse elects a later date. Any election by a Participant to waive the right to receive benefits in the form of a Qualified PreRetirement Survivor Annuity shall be made in the form set forth in Section 7.5.3, and may be revoked at any time during the period beginning on the first day of the Plan Year in which such Participant attains the age of thirty-five (35) years, or, if a Participant separates from Service, the period beginning on the date of separation and ending on the date of such Participant's death.

          7.5.3   Form of Election:  An election to waive the right to receive
                  ----------------
benefits in the form of a Qualified Joint and Survivor Annuity or in the form of a Qualified PreRetirement Survivor Annuity shall be in a form to be prescribed by the Committee. Any such election shall be effective only if it meets all of the following requirements: (a) the election is signed by the Participant and consented to in writing by the Participant's spouse, (b) the election designates a specific alternate beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without further spousal consent (unless the spouse expressly permits designations by the Participant without any further spousal consent), (c) the spouse's consent acknowledges the effect of the election, (d) the spouse's consent is witnessed by a notary public, (e) the election designates a form of benefit payment, which may not be changed without further spousal consent (unless the spouse expressly permits designations by the Participant without any further spousal consent) and (f) the Participant has received the information specified in Section 7.5.4. Any spousal consent that permits beneficiary designations by the Participant without any requirement of further consent by the spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and that the spouse voluntarily elects to relinquish such right. Any spousal consent that permits the Participant to designate a form of benefit payment without any requirement of further consent by the spouse must acknowledge that the spouse has the right to limit consent to a specific form of benefit payment, and that the spouse voluntarily elects to relinquish such right. However, such spouse's consent shall not be required if the Participant establishes to the satisfaction of the Committee that such spouse's consent cannot be obtained because there is no spouse, because the spouse cannot be located or because of other circumstances which may be prescribed by regulations under Section 417 of the Code. A Participant's revocation of an election to waive the right to receive benefits in the form of a Qualified Joint and Survivor Annuity or in the form of a Qualified PreRetirement Survivor Annuity shall be in writing, but need not be consented to by such Participant's spouse. Any new election after a revocation, however, must comply with the requirements of this Section 7.5.3. Any consent by a spouse to an election under this Section 7.5.3 (or establishment that the consent of a spouse cannot be obtained) shall not be binding upon any new or later spouse.

          7.5.4   Information To Be Furnished to Participants:  The Committee
                  -------------------------------------------
shall furnish the following information to each Participant:

                  (a) A written explanation of (i) the terms and conditions of the Qualified Joint and Survivor Annuity, (ii) a Participant's right to make, and the effect of, an election under Sections 7.5.1 and 7.5.3 to waive the right to receive benefits in the form of a Qualified Joint and Survivor Annuity, (iii) the rights of a Participant's spouse under Section 7.5.3, (iv) the right to make, and the effect of, a revocation of an election under Section 7.5.3 and (v) the relative values of the various optional forms of benefits under the Plan. Such explanation shall be provided no less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date of each Participant, consistent with regulations prescribed under Section 417 of the Code.

                  (b) A written explanation of (i) the terms and conditions of a Qualified PreRetirement Survivor Annuity, (ii) the Participant's right to make, and the effect of, an election under Sections 7.5.2 and 7.5.3 to waive the right to receive benefits in the form of a Qualified PreRetirement Survivor Annuity, (iii) the rights of a Participant's spouse under Section 7.5.3, and
(iv) the right to make, and the effect of, a revocation of an election under
Section 7.5.2 and (v) the relative values of the various optional forms of benefit under the Plan. Such explanation shall be provided within whichever of the following periods ends last: (a) the period beginning on the first day of the Plan Year in which the Participant attains the age of thirty-two (32) years and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains the age of thirty-five (35) years; (b) a reasonable period ending after the individual becomes a Participant; or (c) a reasonable period ending after the provisions of this Section 7.5 first applied to the Participant. For purposes of the preceding sentence, a reasonable period is the end of the two year period beginning one year before the date on which the applicable event occurs and ending one year after such date. Notwithstanding the foregoing, if a Participant separates from Service before attaining the age of thirty-five (35) years, such Participant must receive a written explanation under this Section 7.5.4(b) within the two year period beginning one year before such separation from Service and ending one year after such separation from Service. If such Participant thereafter returns to Employment, the applicable period for such Participant shall be redetermined.

          7.5.5   Alternative Forms of Distribution:  To the extent that a
                  ---------------------------------
Participant's benefits are not payable in the form of a Qualified Joint and Survivor Annuity or in the form of a Qualified PreRetirement Survivor Annuity, the following provisions shall apply to the payment of benefits to such Participant or such Participant's Beneficiary, as the case may be:

                  (a) Such Participant shall have the right to designate one or more Beneficiaries to receive his interest in the Trust Fund upon his death, and shall have the right to designate one or more Beneficiaries to receive the death benefits of any life insurance contract in which there has been an investment for his benefit. Such designations shall be made in the form prescribed by the Committee. If such Participant fails to designate a Beneficiary before his death, or if no designated Beneficiary survives the Participant, the Participant shall be deemed to have designated Beneficiaries in the following order of priority, and the Committee shall direct the Trustee to pay benefits under this Plan to such Beneficiaries: (1) The Participant's surviving spouse, (2) if the Participant has no surviving spouse, then the Trustees of any then existing inter vivos (living) trust (including any amendments thereto up to the time of the Participant's death) established by the Participant for the benefit of the Participant's surviving spouse, children or issue, (3) if there is no such surviving spouse or such inter vivos trust, then any testamentary trust established by court order in the Participant's estate,
(4) if there is no such surviving spouse, inter vivos trust or testamentary trust, then the Participant's lawful living issue (including adopted issue) who survive such Participant, with each such issue's beneficial interest to be determined by right of representation, and (5) otherwise, to the Participant's executor or administrator. If no executor or administrator has been appointed or if actual notice of such appointment has not been given to the Trustee within one hundred twenty (120) days after such Participant's death, and if such Participant's interest in the Trust Fund does not exceed Sixty Thousand Dollars ($60,000.00), the Committee may direct the Trustee to pay such Participant's interest in the Trust Fund to the person entitled thereto and the Committee may require such proof of right and identity from such person as the Committee deems necessary, all in accordance with the provisions of Section 630 of the California Probate Code.

                  (b) The Committee shall distribute such Participant's interest in the Trust Fund in one of the following forms, at the election of the
Participant:

                        (i) Installment payments over a period not to exceed the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and his or her Beneficiary. Undistributed installments shall not bear interest, unless earned.

                        (ii) One lump sum payable as soon as administratively practicable after such Participant's death, Total Disability, retirement or termination of Employment.

                        (iii)  An annuity.

                        (iv)   A direct rollover in accordance with Section
7.15.

                  (c) If such Participant's interest in the Trust Fund includes a life insurance contract which is being held for his benefit, the Participant may elect to have such policy cancelled and to have the proceeds thereof added to his Participant Account and distributed to him as part thereof, or to have such policy assigned to him. Such election shall be made at the time and in the form prescribed by the Committee, and failure by a Participant to make such election timely in the proper form shall be deemed to be an election to have such policy cancelled and to have the proceeds thereof added to such Participant's Participant Account and distributed to him as part thereof.

          7.5.6   Cash Out of Benefits
                  --------------------

          Notwithstanding the foregoing provisions of this Section 7.5, if the vested balance in a Participant's Participant Account is less than Five Thousand Dollars ($5,000.00), such vested balance shall be distributed immediately upon the retirement, Total Disability, termination of Employment or death of such Participant in one lump sum; provided, however, that no such distribution in one lump sum shall be made after the Annuity Starting Date unless the Participant and the Participant's spouse (or the survivor if one of them has died) consent in writing to such distribution in the manner set forth in Section 7.5.3. If the vested balance in a Participant's Participant Account exceeds Five Thousand Dollars ($5,000.00), such vested balance may be distributed immediately upon the retirement, Total Disability, death or termination of Employment of such Participant only if such Participant and such Participant's spouse (or the survivor if one of them has died) consent in writing to such distribution within the period of ninety (90) days ending on the Annuity Starting Date in the manner set forth in Section 7.5.3; provided, however, that (i) no consent of the Participant's spouse shall be required at any time for distributions in the form of a Qualified Joint and Survivor Annuity, (ii) no consent of the Participant shall be required for distributions in the form of a Qualified Joint and Survivor Annuity after the Participant has reached (or would have reached but for his death) the later of his Normal Retirement Date or his sixty-second (62nd) birthday, (iii) no consent of a non-spouse Beneficiary shall be required for distributions after a Participant's death and (iv) no consent shall be required for distributions which are required under Sections 401(a)(9) or 415 of the Code.

     7.6  Disposition of Non-Vested Interests After Termination
          -----------------------------------------------------

          A Participant whose Employment terminates for any reason other than retirement, death or Total Disability while any part of his interest in the Trust Fund remains forfeitable shall have no right to receive payment of or on account of his forfeitable interest, which instead shall be forfeited upon such the earlier of (a) the date on which the Participant receives a distribution of his entire vested interest in the Trust Fund, or (b) the date on which the Participant incurs five (5) consecutive One Year Breaks In Service. For purposes of the preceding sentence, if a Participant's vested interest in the Trust Fund is zero, the Participant will be deemed to have received a distribution of his entire vested interest in the Trust Fund on his termination of Employment. Forfeited amounts shall remain in the Trust Fund as part thereof and be applied in reduction of Regular Matching Contributions and Discretionary Matching Contributions to by made by the Employer in the manner set forth in
Section 5.2.

     7.7  Restoration of Forfeited Amounts on Reemployment
          ------------------------------------------------

          Any amounts which a Participant forfeits under Sections 5.2 and 7.6 shall be restored to such Participant's Participant Account (without regard to any gains or losses of the Trust Fund after such Participant's termination of Employment and before the date of such restoration) if such Participant:

               (a) Received a distribution from the Plan upon the termination of his Employment which was less than the total balance in his Participant Account at the time of his termination of Employment;

               (b)  Resumes participation under this Plan; and

               (c) Repays the full amount of such distribution previously received by him before he incurs five (5) consecutive One Year Breaks In Service after the date of such distribution.

     7.8  Spendthrift Trust Provisions
          ----------------------------

          Except as otherwise provided under this Plan, all distributions by the Trustee shall be paid only to the person entitled thereto, and all such payments shall be made directly into the hands of such person and not into the hands of any other person or corporation whatsoever, to the end that said payments shall not be liable or the debts, contracts, or engagements of any such designated person, or taken in execution by attachment or garnishment, or by any other legal or equitable proceedings; nor shall any such designated person have any right to alienate, anticipate, commute, pledge, encumber or assign any such payments or the benefits, proceeds or any interest arising out of this Plan and Trust. The preceding sentence shall not apply to rights to payment under any "qualified domestic relations order", as defined in Section 414(p) of the Code, or to rights to payment under any domestic relations order entered before January 1, 1985. The Committee shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such orders. To the extent provided under a "qualified domestic relations order", a former spouse of a Participant (a) shall be treated as the Participant's spouse or surviving spouse for all purposes of this Plan, and (b) pursuant to Section 414(p)(10) of the Code, may receive a distribution from this Plan before the retirement, death, disability, or termination of Employment of the Participant, or the date on which the Participant reaches the age of fifty-nine and one half (59 1/2) years or suffers a hardship as described in Section 7.16.

     7.9   Limitation on Time of Distribution
           ----------------------------------

           Notwithstanding any other provision of this Plan, no distribution of benefits to a Participant shall commence later than the sixtieth day after the close of the Plan Year in which occurs the latest of (i) the Normal Retirement Date of the Participant, (ii) the tenth anniversary of the commencement of participation by such Participant, (iii) termination of the Participant's Employment, or (iv) the date to which the Participant elects to have the commencement of distribution of benefits to him deferred. Any such election by the Participant shall be submitted to the Committee in writing, shall be signed by the Participant, and shall describe the benefit and the date upon which it is to commence. No such election may be made if it will cause benefits payable under this Plan to a Participant to be fifty percent (50%) or less of the present value of the total payments to be made to a Participant and his Beneficiaries, determined at the date such payments commence.

     7.10  Withdrawals After Age 59 1/2
           ------------------------

           A Participant may take a withdrawal from his vested interest in the Trust Fund at any time and for any reason after reaching the age of fifty nine and one-half (59 1/2) years.

     7.11  Required Distributions
           ----------------------

           Notwithstanding any other provision of this Plan, distributions shall be made in accordance with Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Regulation Section 1.401(a)(9)-2. Accordingly, the following provisions, which are intended to comply with such requirements, shall apply notwithstanding any other provision of this Plan:

           7.11.1  For purposes of this Section 7.11:

                   (a) In the case of a Participant who is not a Five Percent Owner (as defined in Section 6.1.3(c)) for the Plan Year ending with or within the calendar year in which such Participant attained the age of seventy and one-half (70 1/2) years, the term "Beginning Date" shall mean the first day of April of the calendar year following the later of (a) the calendar year in which the Participant attains the age of seventy and one-half (70 1/2) years, or (b) the calendar year in which the Participant retires. In the case of a Participant who is a Five Percent Owner (as defined in Section 6.1.3(c)) for the Plan Year ending with or within the calendar year in which such Participant attained the age of seventy and one-half (70 1/2) years, the term "Beginning Date" shall mean the first day of April of the calendar year following the calendar year in which the Participant attains the age of seventy and one-half (70 1/2) years.

                  (b) The term "Distribution Calendar Year" shall mean a calendar year for which a minimum distribution is required pursuant to this
Section 7.11. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which the distributions are required to begin pursuant to this Section 7.11.

                  (c) Life expectancy and joint and last survivor expectancy shall be computed by the use of the expected return multiples of Tables V and VI of Regulation Section 1.72-9. Unless otherwise elected by the Participant (or by the Participant's surviving spouse in the case of distributions described in
Section 7.11.4) by the time distributions are required to begin, life expectancy shall be recalculated annually. Such election shall be irrevocable as to the Participant (or surviving spouse) and shall apply to all subsequent years. The life expectancy of a non-spouse Beneficiary may not be recalculated.

                  (d) The term "Applicable Life Expectancy" shall mean the life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or the Designated Beneficiary) as of the Participant's (or the Designated Beneficiary's) birthday in the "Applicable Calendar Year" reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the Applicable Life Expectancy shall be the life expectancy as so recalculated. The "Applicable Calendar Year" shall be the first Distribution Calendar Year, and if life expectancy is being recalculated, each succeeding calendar year. If annuity payments commence in accordance with the provisions of this Section 7.11 before the Beginning Date, the "Applicable Calendar Year" shall be the year such payments commence. If a distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the "Applicable Calendar Year" is the year of purchase.

                  (e) The term "Participant's Benefit" means the balance in the Participant's interest in the Trust Fund as of the last Valuation Date in the calendar year (the "Valuation Calendar Year") immediately preceding the Distribution Calendar Year increased by the amount of any contributions or forfeitures allocated to the Participant during the Valuation Calendar Year after such Valuation Date and decreased by distributions made in the such Valuation Calendar Year after such Valuation Date; provided, however, that if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

          7.11.2 Each Participant's entire interest in the Trust Fund shall be distributed, as of the first Distribution Calendar Year, to such Participant either (a) in full, not later than such Participant's Beginning Date, or (b) in installments, beginning not later than such Participant's Beginning Date, and extending over one of the following periods: (1) the life of such Participant, (2) the lives of such Participant and his Designated Beneficiary, (3) a period not extending beyond the life expectancy of such Participant or (4) a period not extending beyond the life expectancy of the Participant and his Designated Beneficiary. Once distributions have begun to a Five Percent Owner under this Section 7.11, they must continue to be distributed, even if a Participant ceases to be a Five Percent Owner in a subsequent year.

          7.11.3 If a Participant dies after distribution of his interest in the Trust Fund has begun but before his entire interest in the Trust Fund has been distributed pursuant to Section 7.11.2, the portion of his interest in the Trust Fund which remains undistributed at his death shall be distributed at least as rapidly as it would have been distributed under the method of distribution which was in use pursuant to Section 7.11.2 on the date of his death.

          7.11.4 If a Participant dies before distribution of his interest in the Trust Fund begins pursuant to Section 7.11.2, distribution of such Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death, except to the extent that an election is made to receive distributions in accordance with paragraph (a) or paragraph (b) as follows:

                  (a) If any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of such Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died, or

                  (b) If the Designated Beneficiary is the Participant's surviving spouse, the date distributions are required by begin in accordance with paragraph (a) above shall not be earlier than the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant died or (ii) December 31 of the calendar year in which the Participant would have attained the age of seventy and one-half (70 1/2) years. If such surviving spouse dies before such distributions begin, the provisions of this Section 7.11.4 shall be applied as if such surviving spouse were the Participant.

If the Participant has not made an election pursuant to this Section 7.11.4 by the time of his death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of (i) December 31 of the calendar year in which the distributions would be required to begin under this
Section 7.11.4, or (ii) December 31 of the calendar year which contains the fifth (5th) anniversary of the date of the death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest in the Trust Fund must be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

          7.11.5 If a Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Beginning Date:

                  (a)   If the Participant's Benefit is to be distributed over
(i) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary or
(ii) a period not extending beyond the life expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy.

                  (b) For calendar years beginning before January 1, 1989, if the Participant's spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                  (c) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year, shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of (i) the Applicable Life Expectancy or (ii) if the Participant's spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Regulation Section 1.401(a)(9)-2 Q&A-4. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy set forth in paragraph (a) above as the relevant divisor without regard to Regulation
Section 1.401(a)(9)-2.

                  (d) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Participant's Beginning Date occurs, must be made on or before December 31 of such Distribution Calendar Year.

                  (e) If the Participant's Benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code.

          7.11.6 For purposes of this Section 7.11, any amount paid to a child of a Participant shall be treated as if such amount had been paid to such Participant's surviving spouse if such amount will become payable to such surviving spouse when such child reaches maturity. For purposes of this Section 7.11, the life expectancy of a Participant and of his surviving spouse may not be redetermined more frequently than annually (other than in the case of a life annuity).

          7.11.7 For purposes of this Section 7.11, "Designated Beneficiary" means any individual designated as a Beneficiary by a Participant.

          7.11.8 Notwithstanding the foregoing provisions of this Section 7, any designation properly made by a Participant before January 1, 1984 under
Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 shall remain in effect.

     7.12 Claims Procedure
          ----------------

          7.12.1  Filing of Claims:  If a Participant, former Participant,
                  ----------------
or Beneficiary does not receive payment of the benefits to which such person believes he is entitled under the Plan or has any other grievance with respect to his benefits under the Plan, such person or his authorized representative (such person or his authorized representative, if any, is hereinafter referred to as the "Claimant") may make a claim in the manner herein provided. For purposes of this Section 7.12, the pension benefit election form completed by a Participant or a Beneficiary shall not be deemed a claim, and such requesting party shall not be deemed a Claimant. All claims under the Plan shall be made in writing, signed by the Claimant and submitted to the Claims Coordinator to be designated from time to time by the Committee. The Claims Coordinator may be, but need not be, an Employee or a member of the Committee. The Claims Coordinator may require all claims to be filed on forms supplied by him. Each claim shall contain sufficient information (other than information available to the Committee and the Claims Coordinator from their own records) to allow the Claims Coordinator to make a determination as to said claim; a claim shall not be deemed to be properly filed unless it contains such sufficient information. If a claim does not contain such sufficient information, the Claims Coordinator shall indicate to the Claimant any additional information which is necessary for the Claims Coordinator to make a determination as to the claim. The Claims Coordinator shall consider each claim which is properly filed and shall issue his determination thereon in writing within 90 days after the date on which such claim is properly filed, unless special circumstances require an extension of time for processing the claim, in which event the Claims Coordinator shall (a) furnish the Claimant with written notice of such extension within 90 days after the date on which the claim is properly filed, and (b) issue his written determination on the claim not later than 180 days after the date on which the claim is properly filed. If the claim is granted, the appropriate distribution, adjustment or other action shall be made or taken. If the Claims Coordinator denies the claim in whole or in part, he shall furnish a copy of his written determination to the Claimant upon the issuance thereof, and such written determination shall set forth, in a manner calculated to be understood by the Claimant, the following information:

                  (a)   The specific reasons for the denial;

                  (b) Specific references to the pertinent Plan provisions upon which the denial is based;

                  (c) A description of any additional information or material necessary to perfect the claim and why such material or information is necessary; and

                  (d)   An explanation of the appeals procedure set forth in
Section 7.12.2.

If the Claims coordinator takes no action on a claim within 90 days after it is filed, the Claims Coordinator shall be deemed to have denied such claim for purposes of the appeals procedure set forth in Section 7.12.2.

          7.12.2  Appeals Procedure:  If the Claims Coordinator denies a claim
                  ----------------
in whole or in part, the Claimant who made such claim may appeal from such denial to the Committee for a review by the entire Committee of the denial. Such appeal must be submitted in writing and signed by the Claimant within 60 days after the denial is communicated to the Claimant. The Committee may require appeals to be made on forms supplied by it. An appeal may be accompanied by such issues, comments and documentation as the Claimant deems pertinent. The Claimant may review pertinent documents at reasonable times throughout the period beginning with the communication to the Claimant of the denial of the claim and ending with the date of the communication to the Claimant of the decision reached by the Committee upon the Claimant's appeal. The Committee, in its discretion, may hold a hearing on any appeal upon reasonable notice to the Claimant. The Committee shall issue its written decision on each appeal within 60 days after the receipt thereof, unless special circumstances (such as the need to hold a hearing or obtain additional information) require an extension of the time for processing the appeal, in which event the Committee shall issue its decision as soon as possible but not later than 120 days after the date on which the appeal was filed. Each decision issued by the Committee shall set forth, in a manner calculated to be understood by the Claimant, the specific reasons for the decision, specific references to the pertinent Plan provisions on which the decision is based. If the Committee fails to issue a written decision on an appeal within 120 days after the date on which the appeal was filed, the Committee shall be deemed to have denied the appeal.

     7.13  Missing Persons
           ---------------

           If the Trustee is unable to effect delivery of any amount payable hereunder to the person entitled thereto, it shall so advise the Committee and the Committee shall give written notice to such person at his last known address as shown in the Employer's records, or take other reasonable steps to locate such person. If such person or such person's personal representative shall not have presented himself to the Employer within a reasonable time after the date of mailing of such notice or the completion of such steps, then the Committee shall direct the Trustee to (i) distribute such amount, including any amount thereafter becoming due to such person or such person's personal representative in the manner provided in Section 7.5.5(b) with respect to the death of the Participant where there is no valid designation of Beneficiary on file, (ii) petition for administration of such person's estate pursuant to the requirements of local law, (iii) treat the same as a forfeiture in accordance with the provisions hereof, or (iv) take such other steps as may be authorized in guidance published by the Internal Revenue Service or the Department of Labor. In the event that a Participant, his Beneficiary, surviving spouse, executor or administrator presents a valid claim for any amount payable hereunder after it has been forfeited pursuant to the preceding sentence, the Employer shall made a contribution to the Plan sufficient to reinstate the Participant in the value of such amount as of the date of its forfeiture.

     7.14  Transfers to Other Qualified Plans
           ----------------------------------

           In the event that any Participant becomes, or is about to become, a participant in any other plan which satisfies the requirements of Section 401(a) of the Code, the Committee may, in its discretion, direct the Trustee to transfer all or part of the assets in such Participant's Participant Account to the trustee, custodian or other person who holds the assets of such other plan. A Participant shall cease to be a participant in this Plan, and neither such Participant nor such Participant's Beneficiaries shall be entitled to receive any distribution from this Plan, from and after the date on which the vested portion of such Participant's Participant Account has been reduced to zero because of distributions, transfers to other plans as provided in this Section
7.14 or both.

     7.15  Direct Rollovers
           ----------------

           This Section 7.15 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of this Plan to the contrary that would otherwise limit a "Distributee's" election under this Section 7.15, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an "Eligible Rollover Distribution" paid directly to an "Eligible Retirement Plan" specified by the Distributee in a "Direct Rollover."

           7.15.1  Eligible Rollover Distribution:  An "Eligible Rollover
                   ------------------------------
Distribution" is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary; or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

           7.15.2  Eligible Retirement Plan:  An "Eligible Retirement Plan" is
                   ------------------------
an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

           7.15.3  Distributee:  A "Distributee" includes an Employee or former
                   -----------
Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

           7.15.4  Direct Rollover:  A "Direct Rollover" is a payment by the
                   --------------
Plan to the Eligible Retirement Plan specified by the Distributee.

     7.16  Withdrawal of Deferral Contributions on Account of Hardship
           -----------------------------------------------------------

           Upon written application to the Committee, and satisfaction of the conditions set forth in Section 7.16.2 hereof, a Participant may withdraw the amount of his Deferral Contributions (but not the earnings thereon) for the purposes set forth in Section 7.16.1.

           7.16.1 The purposes for which a Participant may withdraw his Deferral Contributions are:

                   7.16.1.1 payment of medical expenses described in Section 213(d) of the Code incurred by the Participant, the Participant's spouse, or any dependent of the

Participant (as defined in Section 152 of the Code) or expenses necessary for such persons to obtain medical care;

                  7.16.1.2 costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

                  7.16.1.3 the payment of tuition for the next twelve (12) months of post-secondary education for the Participant, or the Participant's spouse, children or dependents;

                  7.16.1.4 to prevent the eviction of Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                  7.16.1.5 any other purpose set forth in a revenue ruling, notice or other document of general applicability published by the Commissioner of Internal Revenue.

          7.16.2 The conditions which must be satisfied for a Participant to withdraw his Deferral Contributions are as follows:

                  7.16.2.1 the Participant must certify in writing to the Committee that the amount of the withdrawal is not in excess of the amount necessary to accomplish the applicable purpose set forth in Section 7.16.1, including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal;

                  7.16.2.2 the Participant has obtained all distributions (other than distributions on account of hardship) and all non-taxable loans currently available under all plans maintained by the Employer;

                  7.16.2.3 the Participant's Deferral Contributions shall be suspended for twelve (12) months after receipt of the withdrawal under this
Section 7.16.7 or under any comparable provision of any other plan maintained by the Employer; and

                  7.16.2.4 the Participant may not make Deferral Contributions for the calendar year following the calendar year of the withdrawal in excess of the dollar limitation set forth in Section 4.3 for such next calendar year less the amount of such Participant's Deferral Contributions for the calendar year in which the withdrawal was taken.

                                 ARTICLE VIII
                       CONTINUANCE AND AMENDMENT OF PLAN
                       ---------------------------------

     8.1  Continuance of the Plan Not a Contractual Obligation of the Company
          -------------------------------------------------------------------

          It is the expectation of the Company that it will continue this Plan indefinitely, but the continuance of this Plan is not a contractual obligation of the Company, and is not in consideration of, an inducement to, or condition of the employment of any person. The right is reserved to the Company by action of its Board of Directors at any time to discontinue this Plan, which action shall be binding on all Affiliates. The discontinuance of this Plan by the Company shall not have the effect of revesting in the Company or any Affiliate any part of the Trust Fund. Upon the termination or partial termination of this Plan or complete discontinuance of contributions by resolution of the Board of Directors or otherwise, the interests of affected Participants at such times shall thereupon be nonforfeitable and the Trustee shall continue to administer the Trust in accordance with the provisions hereof.

     8.2  Continuance of Plan by Successor Business
          -----------------------------------------

          8.2.1 In the event of the dissolution, consolidation or merger of any entity which is an Employer or the sale by an Employer of its assets, the resulting successor person or persons, firm or corporation may continue this Plan by direction from such person or persons or firm, if not a corporation, and if a corporation, by adoption of this Plan by resolution by its board of directors, and (if such predecessor was Hollywood Park, Inc.) by appointing a new Committee as though all members thereof had resigned, and by executing a proper Supplemental Agreement to the Trust Agreement with the Trustee. If such successor person or persons, firm or corporation continues this Plan in the manner set forth above, then, unless otherwise specified at the time of such continuance either by the predecessor Employer or by such successor person or persons, firm or corporation, (a) such successor person or persons, firm or corporation shall be deemed to be an Employer, (b) the Employees of the predecessor Employer shall not be deemed to have terminated their Employment or separated from Service by reason of such continuance and (c) this Plan shall not be deemed to have terminated by reason of such continuance.

          8.2.2 In the event the successor Employer has in effect or establishes a pension or profit sharing trust for the benefit of its employees, the assets of the Trust Fund required to satisfy the liabilities of the Trust with respect to Participants who continue in the employ of the successor Employer may be transferred to the trustee of the trust of such pension or profit sharing plan.

          8.2.3 Notwithstanding the foregoing provisions of this Section 8.2, no merger or consolidation of this Plan with any other plan, nor transfer of the assets or liabilities of this Plan to any other plan, shall be permitted or be effective unless the provisions of such merged, consolidated or transferee plan are such that each Participant of this Plan would, if said new plan were terminated immediately following said merger, consolidation or transfer, receive a benefit equal to or greater than each said Participant would have received had this Plan been terminated immediately prior to such merger, consolidation or transfer.

     8.3  Distribution of Trust Fund on Discontinuance of Plan
          ----------------------------------------------------

          If this Plan is terminated at any time under the terms of Sections 8.1 or 8.2, the Committee shall determine or cause to be determined the value of the Trust Fund and of the respective interests of the Participants and Beneficiaries therein, as follows:

          The value of the Trust Fund shall be determined by evaluating the entire Trust Fund as of the business day next following the date of such termination according to the fair market value of the assets on that date or on the date of actual sale of assets required to be sold to make any distribution, including in such value all assets of the Trust Fund. The value of the interest of each respective Participant or Beneficiary in the Trust Fund then held by the Trustee shall be his proportionate share of the Trust Fund as so evaluated and shall be vested in its entirety as of the date of the termination of the Plan. The Committee shall then direct the Trustee either to (i) transfer the Participants' interests in the Plan to the trustee of a trust under another qualified plan in which the Participants are or will be participants, (ii) distribute the Participants' interests as the Committee shall determine or (iii) continue to hold the Participants' interests until they otherwise would be distributable under this Plan. In any event, the Trust shall continue until all Participants' interests shall have been so transferred or distributed.

     8.4  Amendments
          ----------

          The Company by action of its Board of Directors may at any time and from time to time amend this Plan; provided, however, that (a) no amendment shall be made at any time pursuant to which the Trust Fund may be diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries; (b) no amendment shall decrease the percentage of the interest of any Participant which theretofore has become vested; (c) no amendment shall discriminate in favor of Employees who are officers, shareholders, or highly compensated Employees; (d) no amendment shall reduce or eliminate any optional form of benefit offered under this Plan with respect to the Participant Account balance of any Participant as of the effective date of such amendment; and (e) no amendment shall eliminate or reduce any early retirement benefit or retirement-type subsidy with respect to benefits attributable to Service performed before the effective date of such amendment. Any amendment of the Plan by the Company shall be binding on each Affiliate, without any further action by any such Affiliate. Notwithstanding anything herein to the contrary, however, the Plan may be amended at any time if necessary to conform to the provisions and requirements of the Act and the Code, or any amendments thereto, or regulations issued pursuant thereto, or any similar act or any amendments thereto, and no such amendment shall be considered prejudicial to any interest of any Participant hereunder or his Beneficiaries.

                                  ARTICLE IX
                       ADMINISTRATION OF THE TRUST FUND
                       --------------------------------

     9.1  The Trust Agreement
          -------------------

          Concurrently with or before the adoption of this Plan, the Company has executed a Trust Agreement providing for the administration of the Trust Fund by the trustees designated by the Board of Directors, herein called "Trustee," containing such provisions as the Company has deemed appropriate with respect to the powers and authority of the Trustee as to the investment and reinvestment of the Trust Fund, the income therefrom and the general administration thereof, subject to the right of the Committee to direct the Trustee with respect to investment of the Trust Fund and to remove therefrom any such investment as hereinbefore provided, the limitations on the liability of the Trustee, on authority of the Committee to settle the accounts of the Trustee on behalf of all persons having any interest in the Trust Fund, and from time to time to appoint a new Trustee in place of any then acting Trustee of the Trust Fund.
All taxes upon or in respect of the Trust Fund or its assets and all expenses of administration (including reasonable compensation of the Trustee, its agents and counsel) of the Trust Fund and special trust accounts established pursuant to this Plan shall be withdrawn by the Trustee from the Trust Fund, or, as to items clearly allocable to any special trust account, from such special trust account prior to distribution thereof, unless the Company elects to bear such expenses. At the election of the Company, any or all expense incurred in the preparation or adoption of the Plan or Trust Agreement may be chargeable to and withdrawn from the Trust Fund or said expenses may be borne by the Company. The Trust Agreement shall be deemed to form a part of this Plan, and any and all rights or benefits which accrue to any person under this Plan shall be subject to all the terms and provisions of said Trust Agreement insofar as they are not in direct conflict with this Plan.

                                   ARTICLE X
                                 MISCELLANEOUS
                                 -------------

     10.1  Right of Employer to Dismiss Employees
           --------------------------------------

           The adoption and maintenance of the Plan shall not be deemed to constitute a contract between the Employer and any Employee, or to be a consideration for or an inducement or condition of the Employment of any person. Neither the action of the Company in establishing this Plan nor any action taken by it or by the Committee under the provisions hereof, nor any provisions of this Plan shall be construed as giving to any Employee of the Employer the right to be retained in its employ or any right to any payment whatsoever except to the extent of the benefits provided for by this Plan to be paid from the Trust Fund. The Employer expressly reserves its right to dismiss any employee at any time without any liability for any claim either against the Company or against the Trust Fund for any payment whatsoever except to the extent provided for in this Plan.

     10.2  Benefits Provided Solely From the Trust Fund
           --------------------------------------------

           All benefits payable under this Plan shall be paid or provided for solely from the Trust Fund and the Employer assumes no liability or responsibility therefor.

     10.3  Plan Intended to Conform to Provisions of Federal Internal Revenue
           ------------------------------------------------------------------
Code Relative to Employees' Trusts
----------------------------------

           It is the intention of the Company that it shall be impossible for any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of the Employees of the Employer. This Section 10.3 shall be construed to follow the spirit and intent of the present Act, Code and regulations thereunder or any future federal law and regulations governing trusts for the exclusive benefit of employees, to the end that the Trust Fund shall be incapable of such diversion, whether by operation or natural termination of the Trust by power of revocation, by amendment or by any other means, except as expressly allowed by any such law or regulations.

     10.4  Amended and Successor Code or Act or Sections Thereof
           -----------------------------------------------------

           Wherever a reference is made in this Plan to the Code or Act or to a section of the Code or Act, such reference shall be deemed to refer to such Code or Act or section as the same may be amended from time to time, and to any successor Code or Act or section thereto.

     10.5  Context to Control
           ------------------

          The headings of articles and sections are included solely for convenience or reference, and if there is any conflict between such headings and the text of the Plan, the text shall control.

     10.6  Gender and Number
           -----------------

           Any gender, including neuter, shall include the other and the singular shall include the plural, and vice versa.

     10.7  Service of Process
           ------------------

           Any member of the Committee who is then acting as such shall be authorized to receive service of process on behalf of the Plan.

     10.8  Governing Law
           -------------

           This plan shall be administered in the United States of America, and its validity, construction and all rights hereunder shall be governed by the laws of the United States under the Act. To the extent that the Act shall not be held to have preempted local law, the Plan shall be administered under the laws of the state under which the Company is organized. If any provision of the Plan is held invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

     10.9  Adoption by Other Employers
           ---------------------------

           In the event that any Employer other than the Company and its Affiliates adopts this Plan, completely independent records, allocations, and contributions shall be maintained for each entity which constitutes an Employer, and, for purposes of this Section 10.9, the Company and its Affiliates shall be deemed to constitute a single Employer. The Trustee may invest all funds without segregating assets between or among signatory Employers. A separate Participant Account shall be established by each Employer for each Participant employed by any such Employer. Forfeitures arising with respect to one Employer's former Participants shall be allocated only among the Participant Accounts of that Employer's Participants and shall not be allocated to the Participant Accounts of other Employers.

     10.10 No Reversion to Employer
           ------------------------

          Except as provided in section 4.1.3, no contribution to or other asset of this Plan and Trust shall revert to the Employer, the Plan being for the exclusive benefit of the Employees of the Employer.

     IN WITNESS WHEREOF, this document has been executed this 29th day of December, 1998, to be effective as of January 1, 1998.


                                        HOLLYWOOD PARK, INC.


                                        By /s/ G. Michael Finnigan
                                           __________________________________
                                          Title: Executive Vice President/CFO


Approved as to form:

IRELL & MANELLA LLP

By /s/ Thomas A. Kirschbaum
   ________________________
     Thomas A. Kirschbaum
     Attorneys for Hollywood Park, Inc.

           FIRST AMENDMENT TO THE SECOND AMENDMENT AND RESTATEMENT
           -------------------------------------------------------

              OF THE HOLLYWOOD PARK, INC. 401 (K) INVESTMENT PLAN
              ---------------------------------------------------

     Hollywood Park, Inc., a Delaware corporation, hereby makes this First Amendment to the Second Amendment and Restatement of the Hollywood Park, Inc. 401(k) Investment Plan, effective as of July 1, 1999, with reference to the following facts:

     A. Hollywood Park, Inc. maintains the Second Amendment and Restatement of the Hollywood Park, Inc. 401(k) Investment Plan (the "Plan") for the benefit of its employees.

     B      By Section 8.4 of the Plan, Hollywood Park, Inc. has reserved the power to amend the Plan.

     C. Hollywood Park, Inc. deems it to be in its best interests and in the best interests of participants and beneficiaries in the Plan for the Plan to be amended as set forth below.

     NOW, THEREFORE, the Plan is hereby amended, effective as of July 1, 1999, as follows:

     1. Section 1.6 of the Plan is hereby amended to provide in its entirety as follows:

     "1.16 "Entry Date" shall mean January 1, April 1, July 1, and October 1 of each year."

     2. The reference in the first sentence of Section 4.1.1 of the Plan to "fifteen percent (15%)" is hereby amended to a reference to "eighteen percent (18%)."

     3. The third sentence of Section 4.1.1 of the Plan is hereby amended to provide as follows:

     "Each Participant who desires to have Deferral Contributions made on his behalf shall give written notice thereof to the Committee in a form satisfactory to the Committee a number of days (which such number shall be specified by the Committee from time to time, but shall be the same number for all Participants at any given time) before the date on which such Deferral Contributions are to be begin; provided, however, that such Deferral Contributions may begin only on the first pay date in any calendar month."

     4. The fifth sentence of Section 4.1.1 of the Plan is hereby amended to provide as follows:

     "Each Participant may resume or change the level of the Deferral Contributions made on his behalf as of the first pay date in any calendar month by giving written notice of such resumption or change to the Committee a number of days (which such number shall be specified by the Committee from time to time, but shall be the same number for all Participants at any given time) before such first pay date in a calendar month."

     5. In all other respects, the terms and provisions of the Plan are hereby ratified and declared to be in full force and effect.

     IN WITNESS WHEREOF, Hollywood Park , Inc. has executed this First Amendment this 2/nd/ day of June, 1999, to be effective as of July 1, 1999.

                                             HOLLYWOOD PARK, INC.



                                             By: /s/ Loren Ostrow
                                                --------------------------------

           SECOND AMENDMENT TO THE SECOND AMENDMENT AND RESTATEMENT
           --------------------------------------------------------
              OF THE HOLLYWOOD PARK, INC. 401(K) INVESTMENT PLAN
              --------------------------------------------------



     Hollywood Park, Inc., a Delaware corporation, hereby makes this Second Amendment to the Second Amendment and Restatement of the Hollywood Park, Inc. 401(k) Investment Plan, effective as of September 9, 1999, with reference to the following facts:

     A. Hollywood Park, Inc. maintains the Second Amendment and Restatement of the Hollywood Park, Inc. 401(k) Investment Plan (the "Plan") for the benefit of its employees.

     B. By Section 8.4 of the Plan, Hollywood Park, Inc. has reserved the right to amend the Plan.

     C. Hollywood Park, Inc. deems it to be in its best interests and in the best interests of participants and beneficiaries in the Plan for the Plan to be amended as set forth below.

     NOW, THEREFORE, the Plan is hereby amended, effective as of September 9, 1999, as follows:

     1. Section 4.1.1 of the Plan is hereby amended by the addition of a new sentence following the fifth sentence thereof, which such new sentence shall provide as follows:

     "The Committee may permit each Participant to make an election, separate from the elections described above, to have Deferral Contributions made on his behalf out of cash Compensation in lieu of vacation or paid time off; and each Participant who wishes to make such an election shall give written notice of such election to the Committee in a form satisfactory to the Committee a number of days (which such number shall be specified by the Committee from time to time, but which shall be the same number for all Participants at any given time) before the date on which such cash Compensation would otherwise be paid to the Participant."

     2. Section 5.5.3 is hereby added to the Plan, which such Section 5.5.3 shall provide in its entirety as follows:

     "5.5.3 Notwithstanding the foregoing, as of September 9, 1999, each Participant who was a "Racetrack Employee" within the meaning of that certain Asset Purchase Agreement dated May 5, 1999 between Hollywood Park, Inc. and Churchill Downs Incorporated, or an "Employee" within the meaning of that certain Lease and Agreement dated September 10, 1999 by and between Hollywood Park, Inc. and Century Gaming Management, Inc., shall be fully vested in his entire interest in his Regular Matching Contributions Account and Discretionary Matching Contributions Account."

     3. Section 7.1 of the Plan is hereby amended by the addition of a sentence to the end thereof, which such sentence shall provide as follows:

     "For purposes of this Article VII, a Participant shall be deemed to have terminated his Employment upon the disposition by the Employer of substantially all of the assets used by the Employer in a trade or business within the meaning of Section 401(k)(10)(A)(ii) of the Code, if such Participant continues employment with the corporation acquiring such assets, or upon the disposition by the Employer of the Employer's interest in a subsidiary within the meaning of Section 401(k)(10)(A)(iii) of the Code, if the Participant continues employment with such subsidiary, but only if such Participant satisfies the requirements for receiving a distribution under Section 401(k)(10) of the Code."

     4. In all other respects, the terms and provisions of the Plan are hereby ratified and declared to be in full force and effect.

     IN WITNESS WHEREOF, Hollywood Park, Inc. has executed this Second Amendment this day of 1999, to be effective as of September 9, 1999.

                                             HOLLYWOOD PARK, INC.



                                             By: /s/Loren Ostrow
                                               -------------------------

            THIRD AMENDMENT TO THE SECOND AMENDMENT AND RESTATEMENT
              OF THE HOLLYWOOD PARK, INC. 401(K) INVESTMENT PLAN

     Hollywood Park, Inc., a Delaware corporation, hereby makes this Third Amendment to the Second Amendment and Restatement of the Hollywood Park, Inc. 401(k) Investment Plan, effective as of April 1, 2000, with reference to the following facts:

     A. Hollywood Park, Inc. maintains the Second Amendment and Restatement of the Hollywood Park, Inc. 401(k) Investment Plan (the "Plan") for the benefit of its employees.

     B. By Section 8.4 of the Plan, Hollywood Park, Inc. has reserved the right to amend the Plan.

     C. Hollywood Park, Inc. deems it to be in its best interests and in the best interests of participants and beneficiaries in the Plan for the Plan to be amended as set forth below.

     NOW, THEREFORE, the Plan is hereby amended, effective as of April 1, 2000, as follows:

     1. Sections 1.39 and 1.40 are hereby added to the end of Article I, which such Sections shall provide in their entirety as follows:

     "1.39 'Company Stock' means common stock which is readily tradable on an established securities market issued by the Company or by a corporation which is a member of the same controlled group (within the meaning of Sections 409(l)(4) and 1563(a) of the Code) as the Company.

     "1.40 'Company Stock Fund' means a fund invested primarily in shares of Company Stock, but which also holds cash to provide enough liquidity to permit disbursements before the settlement of trades of shares of Company Stock. For purposes of recordkeeping, the Company Stock Fund shall be divided into units, and each unit shall have a specific unit value at any given time."

     2. Section 2.3.3 of the Plan is hereby amended to provide in its entirety as follows:

     "2.3.3 At all times, this Plan shall be an 'eligible individual account plan,' as defined in Section 407(d)(3) of the Act. Accordingly, the Trustee is authorized to invest and hold up to one hundred percent (100%) of the assets in the Trust Fund in Company Stock, in the Company Stock Fund, or in any other 'qualifying employer securities,' as that term is defined in the Act. The Trustee may purchase Company Stock or qualifying employer securities from the Employer or from any other source, and such Company Stock or qualifying employer securities purchased by the Trustee may be outstanding, newly issued or treasury shares; provided, however, that (a) the Trustee shall not purchase any shares of Company Stock or qualifying employer securities at a price exceeding the fair market value of such shares or securities as of the time of purchase, as determined in good faith by the Committee, and (b) no commissions shall be paid on the acquisition by the Trustee of Company Stock or qualifying employer securities from any 'party in interest,' as defined in Section 3(14) of the Act, or any 'disqualified person,' as defined in Section 4975(e)(2) of the Code. The Trustee is expressly excused from the requirements of diversification and of a fair return as to the investment of the Trust Fund in Company Stock or in the Company Stock Fund."

     3. Section 2.3.5 of the Plan is hereby amended by the addition to the end thereof of the following language:

     "Notwithstanding the foregoing, a participant's option to invest the assets in his Participant Account in shares of Company Stock or units of the Company Stock Fund shall be subject to the following limitations:

          (a) Not more than twenty-five percent (25%) of a Participant's Deferral Contributions, determined as of the time or times when such Deferral Contributions are made, may be invested in shares of Company Stock or units of the Company Stock Fund at the Participant's direction;

          (b) Regular Matching Contributions and Discretionary Matching Contributions shall be invested in shares of Company Stock or units of the Company Stock Fund to the extent, and only to the extent, that such Regular Matching Contributions and Discretionary Matching Contributions are made with respect to Deferral Contributions which the Participant properly directs to be invested in shares of Company Stock or units of the Company Stock Fund; provided, however, that not more than twenty-five percent (25%) of the Regular Matching Contributions and Discretionary Matching Contributions made on behalf of a Participant, determined as of the time or times when such Regular Matching Contributions and Discretionary Matching Contributions are made, shall be invested in shares of Company Stock or units of the Company Stock Fund;

          (c) Not more than twenty-five percent (25%) of the rollover contributions made by a Participant under Section 4.8, determined as of the time or times when such rollover contributions are made, may be invested in shares of Company Stock or units of the Company Stock Fund;

          (d) If a portion of a Participant's Participant Account has been invested in shares of Common Stock or units of the Common Stock Fund at such Participant's direction, such Participant may, at any time or in any manner permitted by the Committee under this Section 2.3.5, direct that all or a portion of such investment in shares of Company Stock or units of the Company Stock Fund shall be reinvested in one or more investment funds, pools or vehicles offered as investment choices to Participants under this
     Section 2.3.5;

            (e) To the extent that the assets in a Participant's Participant Account have been invested at the direction of the Participant in investment funds, pools or vehicles other than shares of Company Stock or units of the Company Stock Fund, (i) the Participant shall have an election, which shall be available one time only and which may be made, if at all, in the time and manner specified by the Committee, to direct that up to twenty-five percent (25%) of the balance in his or her Participant Account as of March 31, 2000 shall be reinvested in shares of Company Stock or units of the Company Stock Fund, and (ii) except as provided in clause
     (i) of this Section 2.3.5(e), the Participant shall have no right to direct that such investments be reinvested in shares of Company Stock or units of the Company Stock Fund; and

            (f) The Committee shall have the power to suspend, delay, override or disregard any investment direction of a Participant regarding shares of Company Stock or units of the Company Stock Fund if the Committee determines, in its discretion, that such suspension, delay, overriding, or disregarding is necessary or appropriate to facilitate or ensure compliance with any federal or state securities laws, including, but not limited to, securities laws regarding insider trading."

     4. Section 2.15 is hereby added to the end of Article II of the Plan, which such Section shall provide in its entirety as follows:

     "2.15  Voting of Company Stock
            -----------------------

            Each Participant shall be entitled to direct the Trustee as to the manner in which shares of Company Stock allocated to such Participant's Participant Account or shares of Company Stock represented by units of the Company Stock Fund allocated to such Participant's Participant Account ("Allocated Shares") are to be voted. In the event a tender or exchange offer is made with respect to Company Stock, each Participant shall be entitled, to the extent permitted by law, to direct the Trustee whether or not to tender Allocated Shares. Except as otherwise required by law, the Trustee will vote Allocated Shares for which it has not received voting directions from the Participant in the same proportion as it votes shares of Common Stock held by the Trust Fund or represented by units of the Company Stock Fund held by the Trust Fund for which it has received voting directions from Participants. Except as otherwise required by law, the Trustee will not tender Allocated Shares for which it has not received tender directions from the Participant."

     5. Section 7.5.5(b) of the Plan is hereby amended by the addition to the end thereof of the following language:

     "In the event that the Participant elects benefits to be paid in the form of one lump sum or in a direct rollover in accordance with Section 7.15, the Participant may elect that any portion of the Participant's Participant Account which is invested at the Participant's direction in shares of Company Stock or in units of the Company Stock Fund shall be distributed in the form of shares of Company Stock, valued as of the date of distribution, with fractional shares being paid in cash. Unless the Participant makes the election described in the preceding sentence, the entire amount of his or her Participant Account shall be distributed in the form of cash."

     6. In all other respects, the terms and provisions of the Plan are hereby ratified and declared to be in full force and effect.

     IN WITNESS WHEREOF, Hollywood Park, Inc. has executed this Third Amendment this 17th day of February, 2000, to be effective as of the date first above written.



                                             HOLLYWOOD PARK, INC.



                                             By: /s/ Loren Ostrow
                                                ------------------------

           FOURTH AMENDMENT TO THE SECOND AMENDMENT AND RESTATEMENT
              OF THE HOLLYWOOD PARK, INC. 401(k) INVESTMENT PLAN


     Pinnacle Entertainment, Inc., a Delaware corporation formally known as Hollywood Park, Inc., hereby makes this Fourth Amendment to the Second Amendment and Restatement of the Hollywood Park, Inc. 401(k) Investment Plan, effective as the dates set forth below, with reference to the following facts:

     A. Pinnacle Entertainment, Inc. maintains the Second Amendment and Restatement of the Hollywood Park, Inc. 401(k) Investment Plan (the "Plan") for the benefit of its employees.

     B. By Section 8.4 of the Plan, Pinnacle Entertainment, Inc. has reserved the right to amend the Plan.

     C. Pinnacle Entertainment, Inc. deems it to be in its best interests and in the best interests of participants and beneficiaries in the Plan for the Plan to be amended as set forth below.

     NOW, THEREFORE, the Plan is hereby amended, effective June 12, 2000, as follows:

     1.     Section 1.2  is hereby amended in its entirety as follows:

     "1.2   'Active Participant' shall mean any Participant (a) who completes one thousand (1,000) or more Hours of Service in the Plan Year and is employed by the Employer on the Anniversary Date, (b) who dies or suffers Total Disability during the Plan Year while employed by the Employer, (c) who retires on or after his Normal Retirement Date during the Plan Year, or
     (d) whose employment with the Employer was terminated in connection with a sale of assets, which the Board of Directors, in its discretion, has designated pursuant to this Section 1.2."

     2.     Section 1.6 is hereby amended in its entirety as follows:

     "1.6 'Board of Directors' shall mean the Board of Directors of Pinnacle Entertainment, Inc. or any successor corporation."

     3.     Section 1.9 is hereby amended in its entirety as follows:

     "1.9   'Company' shall mean Pinnacle Entertainment, Inc. or any successor corporation."

     4.     Section 1.27  is hereby amended in its entirety as follows:

     "1.27 'Plan' shall mean the Pinnacle Entertainment, Inc. 401(k) Investment Plan set forth in and by this document and the related Trust and all subsequent amendments thereto."

     In all other respects, the terms and provisions of the Plan are hereby ratified and declared to be in full force and effect.

     IN WITNESS WHEREOF, Pinnacle Entertainment, Inc. has executed the Fourth Amendment this 4th day of January, 2001, to be effective as June 12, 2000.


                                              PINNACLE ENTERTAINMENT, INC.



                                              By: /s/ Loren S. Ostrow
                                                  ___________________

            FIFTH AMENDMENT TO THE SECOND AMENDMENT AND RESTATEMENT OF THE PINNACLE ENTERTAINMENT, INC. 401(k) INVESTMENT PLAN


     Pinnacle Entertainment, Inc., a Delaware corporation, hereby makes this Fifth Amendment to the Second Amendment and Restatement of the Pinnacle Entertainment, Inc. 401(k) Investment Plan, effective as the dates set forth below, with reference to the following facts:

     A. Pinnacle Entertainment, Inc. maintains the Second Amendment and Restatement of the Pinnacle Entertainment, Inc. 401(k) Investment Plan (the "Plan") for the benefit of its employees.

     B. By Section 8.4 of the Plan, Pinnacle Entertainment, Inc. has reserved the right to amend the Plan.

     C. Pinnacle Entertainment, Inc. deems it to be in its best interests and in the best interests of participants and beneficiaries in the Plan for the Plan to be amended as set forth below.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Section 2.3.5 of the Plan is hereby amended, effective as of April 27, 2001, by striking paragraphs (a) through (e) thereof.

     2. Section 2.12 of the Plan is hereby amended, effective as of April 27, 2001, by the addition of the following sentence at the end thereof:

     "All loans shall be taken out in the form of cash; no loan shall be taken out in the form of Company Stock."

     3. Section 7.5 of the Plan is hereby amended in its entirety, effective 90 days after Participants in the Plan are given notice of this Fifth Amendment, to provide as follows:

     "7.5 Form of Distribution-General
          ----------------------------

          The following provisions shall apply to any distribution from the Trust Fund with respect to any Participant to the extent that the Trustee has not received for the benefit of such Participant any direct or indirect transfer of assets under Section 4.10 from any other plan which is required to comply with the requirements of Section 417 of the Code:

          7.5.1  Form of Distribution:   The Committee shall distribute such
                 --------------------
     Participant's interest in the Trust Fund, in one of the following forms, as elected by the Participant or his Beneficiary:

                 (a) Installment payments over a period not to exceed the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and his or her Beneficiary. Undistributed installments shall not bear interest, unless earned.

                 (b) One lump sum payable as soon as administratively practicable after such Participant's death, Total Disability, retirement or termination of Employment.

                 (c)  A direct rollover in accordance with Section 7.15.

                 (d) In the event that the Participant elects benefits to be paid in the form of one lump sum or in a direct rollover in accordance with Section 7.15, the Participant may elect that any portion of the Participant's Participant Account which is invested at the Participant's direction in shares of Company Stock or in units of the Company Stock Fund shall be distributed in the form of shares of Company Stock, valued as of the date of distribution, with fractional shares being paid in cash. Unless the Participant makes the election described in the preceding sentence, the entire amount of his or her Participant Account shall be distributed in the form of cash.

                 (e) If such Participant's interest in the Trust Fund includes a life insurance contract which is being held for his benefit, the Participant may elect to have such policy cancelled and to have the proceeds thereof added to his Participant Account and distributed to him as part thereof, or to have such policy assigned to him. Such election shall be made at the time and in the form prescribed by the Committee, and failure by a Participant to make such election timely in the proper form shall be deemed to be an election to have such policy cancelled and to have the proceeds thereof added to such Participant's Participant Account and distributed to him as part thereof.

          7.5.2  Beneficiary:  Each Participant's Beneficiary shall be his
                 -----------
     surviving spouse, unless either (a) there is no surviving spouse, or (b) such Participant's spouse consents in writing to the designation of another Beneficiary, and such consent acknowledges the effect of such designation and is witnessed by a representative of the Plan or a notary public. If there is no surviving spouse, or if such Participant's spouse consents in writing to the designation of another Beneficiary and such consent acknowledges the effect of such designation and is witnessed by a notary public, such Participant's Beneficiary shall be designated in the manner set forth in Section 7.17.5(a).

          7.5.3  Cash Out of Benefits:  Notwithstanding the foregoing provisions
                 --------------------
     of this Section 7.5, the vested balance in a Participant's Participant Account shall be distributed immediately upon the retirement, death, Total Disability, termination of employment or death of the Participant if such distribution can be made without the consent of the Participant or the Participant's spouse under the following provisions of this Section 7.5.3. If the value of a Participant's vested Participant Account exceeds $5,000, and such vested Participant Account is not "Immediately Distributable" (as defined below), the Participant and the Participant's spouse (or the survivor, if either has died) must consent to any distribution of such Participant Account. Such consent of the Participant and the Participant's spouse shall be obtained in writing within the 90-day period ending on the Annuity Starting Date. The Committee shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's Participant Account is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the requirements of Section 7.17.4, and shall be provided no less than 30 days and no more than 90 days before the Annuity Starting Date. However, distribution may commence less than 30 days after such notice is given, if the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving such notice to consider whether or not to elect a distribution (and, if applicable, a particular distribution option), and the Participant, after receiving such notice, affirmatively elects a distribution. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy the provisions of Sections 5.3 or 7.11 of the Plan. If, upon the termination of the Plan, the Plan does not offer an annuity option (purchased from a commercial provider) and if neither the Company nor any Affiliate maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the Participant's Participant Account will, without the Participant's consent, be distributed to the Participant. However, if the Company or any Affiliate maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the Participant's Participant Account will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution. Notwithstanding the foregoing, the following rule shall apply to distributions made before October 17, 2000: If the value of the Participant's vested Participant's Account (1) for Plan Years beginning before August 6, 1997, exceeds $3,500 (or exceeded $3,500 at the time of any prior distribution), (2) for Plan Years beginning after August 5, 1997, and for a distribution made before March 22, 1999, exceeds $5,000 (or exceeded $5,000 at the time of any prior distribution), (3) for Plan Years beginning after August 5, 1997, and for a distribution made after March 21, 1999, that either exceeds $5,000 or is a remaining payment under a selected optional form of payment that exceeded $5,000 at the time the selected payment began, and the Participant's Participant Account is Immediately Distributable, the Participant and the Participant's Spouse (or the survivor, if either has died) must consent to any distribution of such Participant Account. For purposes of this Section 7.5.3 and of Section 7.17.6, a Participant's Participant Account is "Immediately Distributable" if any part of the Participant Account could be distributed to the Participant (or surviving spouse) before the Participant attains, or would have attained if not deceased, the later of age 62 or his Normal Retirement Date."

     4. Section 7.16.3 is hereby added to the Plan, effective as of April 27, 2001, which such Section 7.16.3 shall provide in its entirety as follows:

     "7.16.3  All distributions on account of hardship shall be made in cash;
     no distribution on account of hardship shall be made in the form of Company Stock."

     5. Section 7.17 is hereby added to the Plan, effective 90 days after Participants in the Plan are given notice of this Fifth Amendment, which such
Section 7.17 shall provide in its entirety as follows:

     "7.17   Form of Distribution - Transferee Plan
             --------------------------------------

             The following provisions shall apply to any distribution from the Trust Fund with respect to any Participant to the extent that the Trustee has received for the benefit of such Participant any direct or indirect transfer of assets under Section 4.10 from any other plan which is required to comply with the requirements of Section 417 of the Code:

             7.17.1  Right to Qualified Joint and Survivor Annuity: A
                     ---------------------------------------------
     Participant who retires or whose Employment is terminated shall receive the value of his benefits in the form of a Qualified Joint and Survivor Annuity, unless such Participant elects to waive the right to receive his benefits in the form of a Qualified Joint and Survivor Annuity within the period of ninety (90) days ending on the Annuity Starting Date. Any such election shall be in the form set forth in Section 7.17.3, and may be revoked at any time during the period of ninety (90) days ending on the Annuity Starting Date.

             7.17.2  Right to Qualified PreRetirement Survivor Annuity: If a
                     -------------------------------------------------
     Participant dies before the Annuity Starting Date and leaves a surviving spouse, such Participant's death benefit shall be paid to the surviving spouse in the form of a Qualified PreRetirement Survivor Annuity, unless such Participant elected to waive the right to have death benefits paid in the form of a Qualified PreRetirement Survivor Annuity within the period beginning on the first day of the Plan Year in which such Participant attained the age of thirty-five (35) years and ending on the date of such Participant's death. If a Participant separates from Service before the first day of the Plan Year in which he attains the age of thirty-five (35) years, the election period shall begin on the date of his separation from Service with respect to the balance in his Participant Account as of the date of separation from Service. A Participant who will not yet attain the age of thirty-five (35) years as of the end of any Plan Year may make a special election to waive the Qualified PreRetirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain the age of thirty-five (35) years. Such election shall not be valid unless the Participant receives a written explanation of the Qualified

     PreRetirement Survivor Annuity in such terms as are comparable with the explanation required under Section 7.17.4(b). Qualified PreRetirement Survivor Annuity coverage will be reinstated automatically as of the day of the Plan Year in which the Participant attains the age of thirty-five (35) years, and any new waiver of the Qualified PreRetirement Survivor Annuity on or after such date shall be subject to all of the requirements of this
     Section 7.17.2 and all other requirements of Section 7.17.3 and 7.17.4(b). Such Qualified PreRetirement Survivor Annuity shall commence not later than a reasonable period after such Participant's death, unless the surviving spouse elects a later date. Any election by a Participant to waive the right to receive benefits in the form of a Qualified PreRetirement Survivor Annuity shall be made in the form set forth in Section 7.17.3, and may be revoked at any time during the period beginning on the first day of the Plan Year in which such Participant attains the age of thirty-five (35) years, or, if a Participant separates from Service, the period beginning on the date of separation and ending on the date of such Participant's death.

          17.17.3   Form of Election:  An election to waive the right to receive
                    ----------------
     benefits in the form of a Qualified Joint and Survivor Annuity or in the form of a Qualified PreRetirement Survivor Annuity shall be in a form to be prescribed by the Committee. Any such election shall be effective only if it meets all of the following requirements: (a) the election is signed by the Participant and consented to in writing by the Participant's spouse,
     (b) the election designates a specific alternate beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without further spousal consent (unless the spouse expressly permits designations by the Participant without any further spousal consent), (c) the spouse's consent acknowledges the effect of the election,
     (d) the spouse's consent is witnessed by a representative of the Plan or a notary public, (e) the election designates a form of benefit payment, which may not be changed without further spousal consent (unless the spouse expressly permits designations by the Participant without any further spousal consent) and (f) the Participant has received the information specified in Section 7.17.4. Any spousal consent that permits beneficiary designations by the Participant without any requirement of further consent by the spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and that the spouse voluntarily elects to relinquish such right. Any spousal consent that permits the Participant to designate a form of benefit payment without any requirement of further consent by the spouse must acknowledge that the spouse has the right to limit consent to a specific form of benefit payment, and that the spouse voluntarily elects to relinquish such right. However, such spouse's consent shall not be required if the Participant establishes to the satisfaction of the Committee that such spouse's consent cannot be obtained because there is no spouse, because the spouse cannot be located or because of other circumstances which may be prescribed by regulations under Section 417 of the Code. A Participant's revocation of an election to waive the right to receive benefits in the form of a Qualified Joint and Survivor Annuity or in the form of a Qualified PreRetirement Survivor Annuity shall be in writing, but need not be consented to by such Participant's spouse. Any new election after a revocation, however, must comply with the requirements of this
     Section 7.17.3. Any consent by a spouse to an election under this Section
     7.17.3 (or establishment that the consent of a spouse cannot be obtained) shall not be binding upon any new or later spouse.

          7.17.4  Information To Be Furnished to Participants: The Committee
                  -----------------------------------------
     shall furnish the following information to each Participant:

                  (a) A written explanation of (i) the terms and conditions of the Qualified Joint and Survivor Annuity, (ii) a Participant's right to make, and the effect of, an election under Sections 7.17.1 and
          7.17.3 to waive the right to receive benefits in the form of a Qualified Joint and Survivor Annuity, (iii) the rights of a Participant's spouse under Section 7.17.3, (iv) the right to make, and the effect of, a revocation of an election under Section 7.17.3 and
          (v) the relative values of the various optional forms of benefits under the Plan. Such explanation shall be provided no less than thirty
          (30) days and no more than ninety (90) days before the Annuity Starting Date of each Participant. Effective January 1, 1997, such explanation may be provided after the Annuity Starting Date, provided that, the distribution does not commence until at least thirty (30) days after such written explanation is provided, subject to the waiver of the 30-day period described in Section 7.17.4(b), below, and consistent with regulations prescribed under Section 417 of the Code.

                  (b) Effective January 1, 1997, the election to waive the Qualified Joint and Survivor Annuity may be less than thirty (30) days after the receipt of the written explanation required under Section 7.17.4(a), provided that:

                       (i) the Participant has been provided with written information that clearly indicates that the Participant has at least thirty (30) days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with spousal consent) a form of distribution other than a Qualified Joint and Survivor Annuity; and

                       (ii) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the written explanation is provided to the Participant.

                  (c) A written explanation of (i) the terms and conditions of a Qualified PreRetirement Survivor Annuity, (ii) the Participant's right to make, and the effect of, an election under Sections 7.17.2 and 7.17.3 to waive the right to receive benefits in the form of a Qualified PreRetirement Survivor Annuity, (iii) the rights of a Participant's spouse under Section 7.17.3, and (iv) the right to make, and the effect of, a revocation of an election under Section 7.17.2 and (v) the relative values of the various optional forms of benefit under the Plan. Such explanation shall be provided within whichever of the following periods ends last: (a) the period beginning on the first day of the Plan Year in which the Participant attains the age of thirty-two (32) years and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains the age of thirty-five
          (35) years; (b) a reasonable period ending after the individual becomes a Participant; or (c) a reasonable period ending after the provisions of this Section 7.17 first applied to the Participant. For purposes of the preceding sentence, a reasonable period is the end of the two year period beginning one year before the date on which the applicable event occurs and ending one year after such date. Notwithstanding the foregoing, if a Participant separates from Service before attaining the age of thirty-five (35) years, such Participant must receive a written explanation under this Section 7.17.4(b) within the two year period beginning one year before such separation from Service and ending one year after such separation from Service. If such Participant thereafter returns to Employment, the applicable period for such Participant shall be redetermined.

          7.17.5  Alternative Forms of Distribution: To the extent that a
                  ---------------------------------
     Participant's benefits are not payable in the form of a Qualified Joint and Survivor Annuity or in the form of a Qualified PreRetirement Survivor Annuity, the following provisions shall apply to the payment of benefits to such Participant or such Participant's Beneficiary, as the case may be:

                  (a) Such Participant shall have the right to designate one or more Beneficiaries to receive his interest in the Trust Fund upon his death, and shall have the right to designate one or more Beneficiaries to receive the death benefits of any life insurance contract in which there has been an investment for his benefit. Any such election shall be effective only if the election is signed by the Participant, consented to in writing by the Participant's spouse and the spouse's consent is witnessed by a representative of the Plan or a notary public. Such designations shall be made in the form prescribed by the Committee. If such Participant fails to designate a Beneficiary before his death, or if no designated Beneficiary survives the Participant, the Participant shall be deemed to have designated Beneficiaries in the following order of priority, and the Committee shall direct the Trustee to pay benefits under this Plan to such Beneficiaries: (1) The Participant's surviving spouse, (2) if the Participant has no surviving spouse, then the Trustees of any then existing inter vivos (living) trust (including any amendments thereto up to the time of the Participant's death) established by the Participant for the benefit of the Participant's surviving spouse, children or issue, (3) if there is no such surviving spouse or such inter vivos trust, then any testamentary trust established by court order in the Participant's estate, (4) if there is no such surviving spouse, inter vivos trust or testamentary trust, then the Participant's lawful living issue (including adopted issue) who survive such Participant, with each such issue's beneficial interest to be determined by right of representation, and (5) otherwise, to the Participant's executor or administrator. If no executor or administrator has been appointed or if actual notice of such appointment has not been given to the Trustee within one hundred twenty (120) days after such Participant's death, and if such Participant's interest in the Trust Fund does not exceed Sixty Thousand Dollars ($60,000.00), the Committee may direct the Trustee to pay such Participant's interest in the Trust Fund to the person entitled thereto and the Committee may require such proof of right and identity from such person as the Committee deems necessary, all in accordance with the provisions of Section 630 of the California Probate Code.

                  (b) The Committee shall distribute such Participant's interest in the Trust Fund in one of the following forms, at the election of the Participant:

                       (i) Installment payments over a period not to exceed the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and his or her Beneficiary. Undistributed installments shall not bear interest, unless earned.

                       (ii) One lump sum payable as soon as administratively practicable after such Participant's death, Total Disability, retirement or termination of Employment.

                       (iii) A direct rollover in accordance with Section 7.15.

                       (iv) In the event that the Participant elects benefits to be paid in the form of one lump sum or in a direct rollover in accordance with Section 7.15, the Participant may elect that any portion of the Participant's Participant Account which is invested at the Participant's direction in shares of Company Stock or in units of the Company Stock Fund shall be distributed in the form of shares of Company Stock, valued as of the date of distribution, with fractional shares being paid in cash. Unless the Participant makes the election described in the preceding sentence, the entire amount of his or her Participant Account shall be distributed in the form of cash.

                       (v) If such Participant's interest in the Trust Fund includes a life insurance contract which is being held for his benefit, the Participant may elect to have such policy cancelled and to have the proceeds thereof added to his Participant Account and distributed to him as part thereof, or to have such policy assigned to him. Such election shall be made at the time and in the form prescribed by the Committee, and failure by a Participant to make such election timely in the proper form shall be deemed to be an election to have such policy cancelled and to have the proceeds thereof added to such Participant's Participant Account and distributed to him as part thereof.

          7.17.6  Cash Out Of Benefits:  Notwithstanding the foregoing
                  ---------------------
     provisions of this Section 7.17, the vested balance in a Participant's Participant Account shall be distributed immediately upon the retirement, death, Total Disability, termination of employment or death of the Participant if such distribution can be made without the consent of the Participant or the Participant's spouse under the following provisions of this Section 7.17.3. If either the value of a Participant's vested Participant Account exceeds $5,000, or there are remaining payments to be made with respect to a particular distribution option that previously commenced, and such Participant's Participant Account is "Immediately Distributable" (as such term is defined in Section 7.5.3), the Participant and the Participant's spouse (or the survivor, if either has died) must consent to any distribution of such Participant Account. Such consent of the Participant and the Participant's spouse shall be obtained in writing within the 90-day period ending on the Annuity Starting Date. The Committee shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's Participant Account is no longer Immediately Distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the provisions of Section 7.17.4, and shall be provided no less than 30 days and no more than 90 days before the Annuity Starting Date. Notwithstanding the foregoing, only the Participant need consent to the commencement of the distribution in the form of a Qualified Joint and Survivor Annuity while such Participant's Participant Account is Immediately Distributable. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy the provisions of Sections 5.3 or 7.11 of this Plan. If, upon the termination of this Plan, the Plan does not offer an annuity option (purchased from a commercial provider) and if neither the Company nor any Affiliate maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the
     Code), the Participant's Participant Account will, without the Participant's consent, be distributed to the Participant. However, if the Company or any Affiliate maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the Participant's Participant Account will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution. Notwithstanding the foregoing, the following rule shall apply for distributions made before October 17, 2000: If the value of a Participant's vested Participant Account exceeds (or at the time of any prior distribution (1) in Plan Years beginning before August 6, 1997, exceeded $3,500, or (2) in Plan Years beginning after August 5, 1997, exceeded) $5,000, and such Participant's Account is Immediately Distributable, the Participant and the Participant's spouse (or the survivor, if either has died) must consent to any distribution of such Participant Account."

     In all other respects, the terms and provisions of the Plan are hereby ratified and declared to be in full force and effect.

     IN WITNESS WHEREOF, Pinnacle Entertainment, Inc. has executed this Fifth Amendment this 27th day of April, 2001, to be effective as of the dates written above.

                                             PINNACLE ENTERTAINMENT, INC.



                                             By: /s/ Loren G. Ostrow
                                                 ___________________